UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

WESTERN ASSET

CORE PLUS BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus Bond Fund for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

II	Western Asset Core Plus Bond Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Core Plus Bond Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar weighted average effective durationii within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser (generally, this range is 2.5 to 7 years).

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more nationally recognized statistical rating organizations or, if unrated, securities that we determined to be of comparable quality at the time of purchase. These securities are known as “high-yield securities” or “junk bonds.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market experienced periods of volatility but generated positive results over the twelve-month reporting period ended December 31, 2016. The spreads sectors (non-Treasuries) had a weak start to the reporting period, partially driven by concerns over moderating growth in China, low crude oil and other commodity prices and uncertainties regarding future Federal Reserve Board (the “Fed”)iii monetary policy. However, from February through September 2016, the spread sectors largely rallied after these concerns eased due to firmer energy prices and Chinese growth as well as a dovish pivot by the Fed. This rally occurred even as the market overcame

Western Asset Core Plus Bond Fund 2016 Annual Report	1

Fund overview (cont’d)

several headwinds, including questions related to global monetary policy, implications of the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues. Finally, U.S. Treasury yields moved sharply higher and most segments of the fixed income market generated weak results during the final three months of the year (yields and prices move in the opposite direction). This turnaround was triggered by expectations for improving economic growth and higher inflation due to potential fiscal stimulus from Donald Trump’s administration. In addition, for the first time in a year the Fed raised rates in December 2016. The U.S. central bank also indicated that it may institute more rate hikes in 2017 than it had previously projected.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yield for the two-year Treasury began the reporting period at 1.06% and ended the period at 1.20%. Their peak of 1.29% occurred on December 15, 2016, and they were as low as 0.56% on July 5, 2016. The yield for the ten-year Treasury was 2.27% at the beginning of the period and ended the period at 2.45%. Their peak of 2.60% was on both December 15 and December 16, 2016, and their low of 1.37% occurred on both July 5 and July 8, 2016.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 2.65% for the twelve months ended December 31, 2016. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced superior results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 17.13%. U.S. dollar-denominated emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi, gained 10.19% over the same period. Finally, emerging market local currency debt, as measured by the JPMorgan GBI-EM Global Diversified Indexvii, rose 9.94% in 2016.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced the Fund’s allocation to investment-grade corporate bonds as their spreads had narrowed and we looked to capture some profits. We also pared our allocation to high-yield corporate bonds, while increasing our exposure to senior secured bank loans. Given the strong performance in the high-yield market we found better relative value in bank loans, as they did not rally as significantly. In addition, bank loans have a higher placement in the capital structure and their floating rate feature may be beneficial in a rising rate environment. We added to agency mortgage-backed securities when their spreads widened thereby reducing our underweight position versus the Bloomberg Barclays U.S. Aggregate Index. From a foreign exchange perspective, we reduced the Fund’s short yen and euro positions after they had weakened versus the U.S. dollar and we felt additional weakness may be limited. We initiated long positions in the Russian ruble and Indian rupee given improving fundamentals in both countries.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options and interest rate swaps and futures on Japanese, German and Italian rates to manage our duration and yield curveviii exposure. The use of these instruments contributed to performance. Credit default swaps (“CDS”),

2	Western Asset Core Plus Bond Fund 2016 Annual Report

which were used to manage the Fund’s exposure to individual credits, were additive for results. Index swaps (“CDX”), which were used to manage our investment-grade corporate bond, high-yield corporate bond and structured product exposure, contributed to results. Finally, the use of currency forwards to hedge its non-U.S. dollar currency exposure was a positive for performance.

Performance review

For the twelve months ended December 31, 2016, Class I shares of Western Asset Core Plus Bond Fund returned 4.79%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 2.65% for the same period. The Lipper Core Plus Debt Funds Category Average1 returned 4.36% over the same time frame.

Performance Snapshot as of December 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Plus Bond Fund:
Class A	-0.96%	4.42%
Class C	-1.39%	3.59%
Class C1	-1.14%	3.92%
Class FI	-1.04%	4.21%
Class R	-1.11%	4.11%
Class I	-0.77%	4.79%
Class IS	-0.84%	4.73%
Bloomberg Barclays U.S. Aggregate Index	-2.53%	2.65%
Lipper Core Plus Debt Funds Category Average[1]	-0.82%	4.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2016 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.53%, 1.91%, 2.28%, 2.75%, 2.23%, 3.02% and 3.05%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A and Class I shares would have been 2.43% and 2.92%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 220 funds for the six-month period and among the 217 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges, if any.

Western Asset Core Plus Bond Fund 2016 Annual Report	3

Fund overview (cont’d)

Class IS shares were 0.89%, 1.52%, 1.20%, 0.84%, 1.12%, 0.52% and 0.42%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets will not exceed 0.82% for Class A shares, 1.65% for Class C shares, 1.51% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was the out-of-benchmark allocation to high-yield corporate bonds. After a difficult start to the year, they rallied significantly given rising oil prices, moderating defaults, continued economic growth and strong demand from investors looking to generate yield in the low interest rate environment. Examples of strong high-yield corporate bond performers were our overweights in Petrobras Global Finance Company, Sprint (Sprint Capital Corp. and Sprint Corp.) and Chesapeake Energy Corp.

Yield curve positioning, with an overweight to longer dated securities, was beneficial as the yield curve flattened, with intermediate rates rising more than long term rates. The Fund’s out-of-benchmark allocation to non-agency mortgage-backed securities (“MBS”) was beneficial given a lack of new issuance and solid investor demand.

Security selection of investment-grade corporate bonds was additive for results. In particular, Anadarko Petroleum Corp., Bank of America Corp. and Verizon Communications contributed the most value to performance. An allocation to Treasury Inflation-Protected Securities (“TIPS”)ix contributed to results based on increased inflation expectations in the market following the November 2016 U.S. elections.

Finally, the Fund’s developed non-U.S. dollar positioning was positive for performance. Specifically, tactical short yen and euro positions contributed to results as the two currencies weakened relative to the U.S. dollar when the shorts were in place. Within emerging market currencies, a short to the Chinese yuan and a long to the Brazilian real were additive.

4	Western Asset Core Plus Bond Fund 2016 Annual Report

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its underweight exposure to agency MBS. We held an underweight to the sector as we found more attractive valued opportunities in other spread sectors. This positioning was not rewarded as agency MBS spreads narrowed during the reporting period amid overall solid demand and continued reinvestment of agency MBS by the Fed. Security selection of commercial mortgage-backed securities (“CMBS”) was also a headwind for results. In particular, the Fund’s exposure to lower quality CMBS detracted as their spreads widened over the reporting period. Elsewhere, an out-of-benchmark allocation to local emerging market currency exposure was negative for performance. In particular, a long position in the Mexican peso was a headwind for results as it came under pressure given the outcome of the U.S. presidential election.

Finally, while security selection of investment-grade and high-yield corporate bonds overall was beneficial for performance, several individual holdings were negative for results. In terms of investment grade corporate bonds, Danone SA, Apple, Inc. and Netflix, Inc. were headwinds for results. Examples of high-yield corporate bonds that detracted from performance included Valeant Pharmaceuticals International, Inc, Intelsat Jackson Holdings SA and Crestwood Midstream Partners LP.

Thank you for your investment in Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2017

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in high-yield bonds (commonly known as “junk bonds”), which are rated below investment grade and carry more risk than higher rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 58 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five

Western Asset Core Plus Bond Fund 2016 Annual Report	5

Fund overview (cont’d)

sector holdings (as a percentage of net assets) as of December 31, 2016 were: Corporate Bonds & Notes (27.9%), U.S. Government & Agency Obligations (22.9%), Mortgage-Backed Securities (18.6%), Collateralized Mortgage Obligations (12.3%) and Sovereign Bonds (5.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2%Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi- sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	JPMorgan GBI -EM Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Core Plus Bond Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2016 and December 31, 2015 and does not include derivatives such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Core Plus Bond Fund 2016 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.96%	$1,000.00	$990.40	0.82%	$4.10	Class A	5.00%	$1,000.00	$1,021.01	0.82%	$4.17
Class C	-1.39	1,000.00	986.10	1.53	7.64	Class C	5.00	1,000.00	1,017.44	1.53	7.76
Class C1	-1.14	1,000.00	988.60	1.20	6.00	Class C1	5.00	1,000.00	1,019.10	1.20	6.09
Class FI	-1.04	1,000.00	989.60	0.83	4.15	Class FI	5.00	1,000.00	1,020.96	0.83	4.22
Class R	-1.11	1,000.00	988.90	1.14	5.70	Class R	5.00	1,000.00	1,019.41	1.14	5.79
Class I	-0.77	1,000.00	992.30	0.45	2.25	Class I	5.00	1,000.00	1,022.87	0.45	2.29
Class IS	-0.84	1,000.00	991.60	0.42	2.10	Class IS	5.00	1,000.00	1,023.03	0.42	2.14

8	Western Asset Core Plus Bond Fund 2016 Annual Report

[1]	For the six months ended December 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Core Plus Bond Fund 2016 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/16	4.42%	3.59%	3.92%	4.21%	4.11%	4.79%	4.73%
Five Years Ended 12/31/16	N/A	N/A	N/A	3.83	N/A	4.16	4.21
Ten Years Ended 12/31/16	N/A	N/A	N/A	5.21	N/A	5.52	N/A
Inception* through 12/31/16	3.39	2.67	2.33	—	3.06	—	7.02

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/16	-0.04%	2.59%	2.92%	4.21%	4.11%	4.79%	4.73%
Five Years Ended 12/31/16	N/A	N/A	N/A	3.83	N/A	4.16	4.21
Ten Years Ended 12/31/16	N/A	N/A	N/A	5.21	N/A	5.52	N/A
Inception* through 12/31/16	2.44	2.67	2.33	—	3.06	—	7.02

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/16)	16.87%
Class C (Inception date of 4/30/12 through 12/31/16)	13.11
Class C1 (Inception date of 10/4/12 through 12/31/16)	10.29
Class FI (12/31/06 through 12/31/16)	66.23
Class R (Inception date of 4/30/12 through 12/31/16)	15.10
Class I (12/31/06 through 12/31/16)	71.14
Class IS (Inception date of 8/4/08 through 12/31/16)	76.89

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 4, 2012, January 8, 2002, April 30, 2012, July 8, 1998 and August 4, 2008, respectively.

10	Western Asset Core Plus Bond Fund 2016 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Plus Bond Fund vs. Bloomberg Barclays U.S. Aggregate Index† — December 2006 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Plus Bond Fund on December 31, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Core Plus Bond Fund 2016 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

12	Western Asset Core Plus Bond Fund 2016 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

Western Asset Core Plus Bond Fund 2016 Annual Report	13

Schedule of investments

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 27.9%
Consumer Discretionary — 2.3%
Auto Components — 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	6,085,000	$6,274,852
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	5,890,000	6,066,700
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	5,520,000	5,494,829
Total Auto Components				17,836,381
Automobiles — 0.3%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	1,020,000	1,038,666
Ford Motor Co., Senior Notes	4.750%	1/15/43	6,470,000	6,142,663
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,550,000	1,787,430
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	7,050,000	7,060,286
Ford Motor Credit Co., LLC, Senior Notes	5.750%	2/1/21	4,010,000	4,397,290
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	12,560,000	13,870,862
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	3,850,000	3,756,664
General Motors Co., Senior Notes	6.250%	10/2/43	3,640,000	4,023,944
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	890,000	901,661
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	3,650,000	3,786,196
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	1,760,000	1,740,526
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	920,000	931,052
Hyundai Capital America, Senior Notes	2.125%	10/2/17	3,670,000	3,676,922	(a)
Total Automobiles				53,114,162
Hotels, Restaurants & Leisure — 0.3%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	7,380,000	7,712,100	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	2,310,000	2,409,099
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	15,450,000	15,959,850
McDonald’s Corp., Medium-Term Notes	5.350%	3/1/18	310,000	323,060
McDonald’s Corp., Senior Notes	3.700%	1/30/26	10,820,000	11,015,810
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	7,970,000	8,109,475	(a)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	2,330,000	2,328,555	(a)
Total Hotels, Restaurants & Leisure				47,857,949
Household Durables — 0.1%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	3,760,000	3,826,537
Newell Brands Inc., Senior Notes	3.850%	4/1/23	10,110,000	10,487,173
Newell Brands Inc., Senior Notes	4.200%	4/1/26	7,110,000	7,421,276
Total Household Durables				21,734,986
Internet & Direct Marketing Retail — 0.1%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	10,095,000	11,513,812

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Internet & Direct Marketing Retail — continued
Netflix Inc., Senior Bonds	5.500%	2/15/22	490,000	$527,975
Netflix Inc., Senior Bonds	5.875%	2/15/25	2,970,000	3,203,887
QVC Inc., Senior Secured Notes	5.950%	3/15/43	500,000	449,939
Total Internet & Direct Marketing Retail				15,695,613
Media — 1.3%
21st Century Fox America Inc., Senior Debentures	6.750%	1/9/38	200,000	235,973
21st Century Fox America Inc., Senior Notes	4.500%	2/15/21	8,000	8,553
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	260,000	305,443
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	1,350,000	1,661,249
21st Century Fox America Inc., Senior Notes	6.900%	8/15/39	120,000	150,690
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	230,000	245,525	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	1,450,000	1,515,295
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	11,877,000	12,517,527
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	2,540,000	2,900,253
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	4,263,534
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	109,000	111,742
Comcast Corp., Notes	5.875%	2/15/18	65,000	68,153
Comcast Corp., Senior Notes	6.300%	11/15/17	1,210,000	1,260,133
Comcast Corp., Senior Notes	3.375%	2/15/25	900,000	909,491
Comcast Corp., Senior Notes	3.375%	8/15/25	4,970,000	5,000,009
Comcast Corp., Senior Notes	4.250%	1/15/33	1,710,000	1,779,537
Comcast Corp., Senior Notes	4.200%	8/15/34	244,000	249,240
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	71,709
Comcast Corp., Senior Notes	6.500%	11/15/35	2,250,000	2,881,301
Comcast Corp., Senior Notes	3.200%	7/15/36	5,500,000	4,947,101
Comcast Corp., Senior Notes	6.550%	7/1/39	3,690,000	4,813,852
Comcast Corp., Senior Notes	6.400%	3/1/40	7,240,000	9,423,512
COX Communications Inc., Senior Notes	4.700%	12/15/42	120,000	104,346	(a)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	4,280,000	4,643,800
DISH DBS Corp., Senior Notes	5.875%	7/15/22	3,335,000	3,510,087
DISH DBS Corp., Senior Notes	5.875%	11/15/24	17,079,000	17,574,291
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	22,040,000	22,119,608	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	11,230,000	12,131,982
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	11,150,000	11,442,687	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	3,030,000	3,045,150	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	9,160,000	9,389,000	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	15

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	18,120,000	$20,361,444
Time Warner Cable LLC, Debentures	7.300%	7/1/38	8,925,000	10,979,017
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	1,499,000	1,696,946
Time Warner Cable LLC, Senior Notes	4.125%	2/15/21	8,351,000	8,633,615
Time Warner Cable LLC, Senior Notes	6.750%	6/15/39	3,295,000	3,830,704
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	12,727,000	13,572,646
Time Warner Cable LLC, Senior Notes	5.500%	9/1/41	4,660,000	4,737,407
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,060,000	2,699,035
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	21,378
Time Warner Inc., Senior Notes	4.750%	3/29/21	9,220,000	9,877,395
Time Warner Inc., Senior Notes	6.250%	3/29/41	970,000	1,131,778
UBM PLC, Notes	5.750%	11/3/20	6,060,000	6,370,908	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	2,512,000	2,513,997
Viacom Inc., Senior Notes	3.875%	4/1/24	1,720,000	1,669,298
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,000,000	2,077,500	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.250%	1/15/26	1,540,000	1,520,750	(a)
Total Media				230,974,591
Multiline Retail — 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	11,350,000	12,017,607
Specialty Retail — 0.0%
L Brands Inc., Senior Notes	5.625%	10/15/23	860,000	926,650
PetSmart Inc., Senior Notes	7.125%	3/15/23	100,000	102,000	(a)
TJX Cos. Inc., Senior Notes	2.250%	9/15/26	2,400,000	2,210,364
Total Specialty Retail				3,239,014
Total Consumer Discretionary				402,470,303
Consumer Staples — 3.3%
Beverages — 1.3%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	10,600,000	10,660,897
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	15,040,000	15,306,689
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	68,220,000	69,256,262
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	32,560,000	35,193,127
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,580,000	13,720,931
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,730,000	5,141,255
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	26,650,000	26,229,090
Constellation Brands Inc., Senior Notes	6.000%	5/1/22	4,800,000	5,413,632
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,935,000	2,006,382
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	672,434
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	15,570,000	15,663,373

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,370,000	$1,410,238
PepsiCo Inc., Senior Notes	4.000%	3/5/42	4,980,000	4,942,849
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	2,110,000	2,111,137	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	10,485,000	11,124,323	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	4,170,000	4,591,008	(a)
Total Beverages				223,443,627
Food & Staples Retailing — 0.5%
CVS Health Corp., Senior Notes	2.750%	12/1/22	16,440,000	16,195,455
CVS Health Corp., Senior Notes	3.875%	7/20/25	5,842,000	6,026,607
CVS Health Corp., Senior Notes	5.125%	7/20/45	30,410,000	33,890,333
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	344,847	369,952	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	4,025,096	4,441,745
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	10,632,823	11,920,426
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	2,461,159	2,886,671
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,307,745
Kroger Co., Senior Notes	5.150%	8/1/43	780,000	840,911
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	2,979,119
Wal-Mart Stores Inc., Senior Notes	4.250%	4/15/21	360,000	389,328
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	13,390,000	13,143,637
Total Food & Staples Retailing				94,391,929
Food Products — 0.7%
Danone SA, Senior Bonds	2.589%	11/2/23	25,720,000	24,782,815	(a)
Danone SA, Senior Notes	2.077%	11/2/21	21,470,000	20,849,453	(a)
Danone SA, Senior Notes	2.947%	11/2/26	27,150,000	25,908,784	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	2,963,000	3,196,413	(a)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	9,526,000	10,317,658
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	9,430,000	9,590,037
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	5,630,000	5,703,387
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	6,680,000	7,007,981
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	3,930,000	4,113,971
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	6,470,000	6,401,256	(a)
Tyson Foods Inc., Senior Bonds	5.150%	8/15/44	2,250,000	2,332,969
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	2,090,000	2,108,699	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	7,490,000	7,620,790	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	690,000	709,289	(a)
Total Food Products				130,643,502
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	7,400,000	7,677,500

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	17

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.7%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,710,000	$13,817,472
Altria Group Inc., Senior Notes	4.750%	5/5/21	13,410,000	14,614,191
Altria Group Inc., Senior Notes	2.850%	8/9/22	15,620,000	15,639,135
Altria Group Inc., Senior Notes	5.375%	1/31/44	5,730,000	6,618,849
Imperial Brands Finance PLC, Senior Notes	2.050%	2/11/18	4,660,000	4,664,324	(a)
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	12,470,000	12,637,248
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	4,200,000	4,109,553
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	6,565,000	6,699,097
Reynolds American Inc., Senior Notes	8.125%	6/23/19	2,160,000	2,464,206
Reynolds American Inc., Senior Notes	3.250%	6/12/20	3,842,000	3,936,759
Reynolds American Inc., Senior Notes	5.850%	8/15/45	34,343,000	40,666,439
Total Tobacco				125,867,273
Total Consumer Staples				582,023,831
Energy — 4.4%
Energy Equipment & Services — 0.2%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	2,487,000	2,540,257
Ensco PLC, Senior Notes	4.700%	3/15/21	4,479,000	4,308,440
Halliburton Co., Senior Bonds	3.800%	11/15/25	13,610,000	13,826,358
Halliburton Co., Senior Notes	4.850%	11/15/35	5,440,000	5,737,176
Halliburton Co., Senior Notes	5.000%	11/15/45	200,000	215,689
Pride International Inc., Senior Notes	8.500%	6/15/19	5,305,000	5,915,075
Pride International Inc., Senior Notes	6.875%	8/15/20	2,020,000	2,156,350
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	720,000	763,615	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	680,000	691,900
Transocean Inc., Senior Notes	6.000%	3/15/18	5,485,000	5,553,563
Total Energy Equipment & Services				41,708,423
Oil, Gas & Consumable Fuels — 4.2%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	3,000,000	3,094,296
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,060,000	1,079,788
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	2,850,000	2,877,882
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	6,470,000	8,234,026
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	30,000	34,094
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	16,141,000	17,306,994
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	3,960,000	4,432,270
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	12,895,000	15,347,191

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	13,540,000	$16,699,681
Apache Corp., Senior Notes	3.250%	4/15/22	3,214,000	3,264,489
Apache Corp., Senior Notes	6.000%	1/15/37	1,810,000	2,081,779
Apache Corp., Senior Notes	5.100%	9/1/40	13,496,000	14,119,259
Apache Corp., Senior Notes	4.750%	4/15/43	4,000,000	4,120,112
Apache Corp., Senior Notes	4.250%	1/15/44	3,080,000	3,036,335
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	15,260,000	15,405,886
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	4,790,000	4,678,240
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	510,000	532,374
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,650,000	1,684,869
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	16,310,000	16,472,921
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	5,000	5,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	5,640,000	5,499,000
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	1,120,000	1,022,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	3,630,000	3,412,200
Chevron Corp., Senior Notes	2.954%	5/16/26	20,390,000	20,057,072
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	32,750,000	31,831,166
Concho Resources Inc., Senior Notes	6.500%	1/15/22	4,737,000	4,901,374
Concho Resources Inc., Senior Notes	5.500%	10/1/22	790,000	818,637
Concho Resources Inc., Senior Notes	5.500%	4/1/23	1,299,000	1,346,154
Concho Resources Inc., Senior Notes	4.375%	1/15/25	3,590,000	3,582,856
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	810,000	1,039,910
ConocoPhillips, Notes	6.500%	2/1/39	110,000	139,251
ConocoPhillips, Senior Notes	5.900%	10/15/32	10,000	11,529
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	693,000	871,488
Continental Resources Inc., Senior Notes	4.500%	4/15/23	845,000	828,100
Devon Energy Corp., Senior Notes	3.250%	5/15/22	5,750,000	5,713,516
Devon Energy Corp., Senior Notes	5.850%	12/15/25	11,416,000	12,970,140
Devon Energy Corp., Senior Notes	5.600%	7/15/41	850,000	875,497
Devon Energy Corp., Senior Notes	5.000%	6/15/45	23,090,000	22,682,115
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	60,000	76,131
Ecopetrol SA, Senior Notes	5.875%	5/28/45	29,340,000	25,349,760
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	10,160,000	10,478,607
EOG Resources Inc., Senior Notes	4.150%	1/15/26	5,682,000	5,946,185
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	7,330,000	5,790,700
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	13,090,000	13,072,263
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	6,270,000	6,422,198
Kerr-McGee Corp., Notes	6.950%	7/1/24	3,151,000	3,717,528

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	19

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kerr-McGee Corp., Notes	7.875%	9/15/31	2,087,000	$2,672,447
Kinder Morgan Energy Partners LP, Senior Notes	3.950%	9/1/22	12,600,000	12,936,483
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	3,276,000	4,050,109
MEG Energy Corp., Senior Notes	6.375%	1/30/23	350,000	311,500	(a)
MPLX LP, Senior Notes	5.500%	2/15/23	1,490,000	1,550,133
MPLX LP, Senior Notes	4.875%	12/1/24	9,800,000	10,091,001
MPLX LP, Senior Notes	4.875%	6/1/25	8,960,000	9,212,197
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,890,000	16,726,011
Noble Energy Inc., Senior Notes	4.150%	12/15/21	10,000	10,407
Noble Energy Inc., Senior Notes	5.250%	11/15/43	6,205,000	6,320,500
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,000,000	1,018,750
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	1,150,000	1,178,750
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	110,000	112,750
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	5,170,000	5,284,267
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	9,455,000	9,526,328
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	7,460,000	7,218,109
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	5,705,000	5,936,092
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	2,710,000	2,757,791
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	10,210,000	9,944,959
Petrobras Global Finance BV, Senior Notes	5.750%	1/20/20	5,579,000	5,648,737
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	53,700,000	52,518,600
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	15,500,000	14,867,600
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	28,762,000	28,330,570
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	8,900,000	9,389,500	(a)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	3,860,000	3,212,292
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	14,210,000	12,931,100
QEP Resources Inc., Senior Notes	6.875%	3/1/21	8,110,000	8,616,875
Range Resources Corp., Senior Notes	5.000%	3/15/23	8,140,000	8,058,600	(a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	4,470,000	4,330,312
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	3,240,000	3,346,207
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	5,781,000	6,359,435
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	510,000	517,510
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	2,870,000	3,078,075
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	10,900,000	11,130,568	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	7,580,000	7,943,764	(a)

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	720,000	$604,800	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,980,000	2,115,149
Shell International Finance BV, Senior Notes	2.875%	5/10/26	5,450,000	5,269,016
Shell International Finance BV, Senior Notes	4.125%	5/11/35	5,820,000	5,942,575
Shell International Finance BV, Senior Notes	6.375%	12/15/38	5,885,000	7,589,202
Shell International Finance BV, Senior Notes	4.375%	5/11/45	13,770,000	13,948,693
Shell International Finance BV, Senior Notes	4.000%	5/10/46	9,980,000	9,543,465
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	5/17/17	7,140,000	7,162,798	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	19,220,000	19,972,617	(a)
SM Energy Co., Senior Notes	5.000%	1/15/24	1,880,000	1,771,900
Statoil ASA, Senior Notes	3.125%	8/17/17	4,000,000	4,045,544
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	14,960,000	18,864,051	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	2,090,000	2,098,172
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	295,000	293,773
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	10,370,000	10,370,000
Williams Cos. Inc., Debentures	7.500%	1/15/31	499,000	562,622
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	11,863,000	13,553,477
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	750,000	744,375
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	287,000	327,180
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,035,000	3,664,762
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	2,750,000	2,667,500
WPX Energy Inc., Senior Notes	6.000%	1/15/22	1,560,000	1,599,000
WPX Energy Inc., Senior Notes	8.250%	8/1/23	230,000	257,025
Total Oil, Gas & Consumable Fuels				743,068,888
Total Energy				784,777,311
Financials — 9.5%
Banks — 6.4%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	9,850,000	9,965,826	(a)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	1/17/17	12,050,000	9,459,250	(b)(c)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	11,870,000	11,870,000	(b)(c)
Bank of America Corp., Senior Notes	3.875%	3/22/17	3,610,000	3,630,443
Bank of America Corp., Senior Notes	6.400%	8/28/17	90,000	92,760
Bank of America Corp., Senior Notes	5.750%	12/1/17	1,800,000	1,864,528
Bank of America Corp., Senior Notes	5.650%	5/1/18	160,000	167,642
Bank of America Corp., Senior Notes	2.600%	1/15/19	8,150,000	8,219,666
Bank of America Corp., Senior Notes	5.625%	7/1/20	14,140,000	15,547,679
Bank of America Corp., Senior Notes	5.875%	1/5/21	15,920,000	17,724,930
Bank of America Corp., Senior Notes	5.000%	5/13/21	11,720,000	12,763,525

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	21

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Senior Notes	3.300%	1/11/23	28,960,000	$29,056,726
Bank of America Corp., Senior Notes	4.125%	1/22/24	230,000	239,028
Bank of America Corp., Senior Notes	4.000%	4/1/24	13,890,000	14,325,299
Bank of America Corp., Senior Notes	3.875%	8/1/25	13,710,000	13,940,753
Bank of America Corp., Senior Notes	3.500%	4/19/26	16,160,000	15,944,620
Bank of America Corp., Senior Notes	5.000%	1/21/44	37,300,000	40,846,969
Bank of America Corp., Subordinated Bonds	4.450%	3/3/26	3,050,000	3,143,141
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	3,000,000	3,021,738
Bank of America Corp., Subordinated Notes	5.700%	5/2/17	5,920,000	6,000,672
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	14,080,000	14,343,352
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	4,300,000	4,305,401
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	12,000,000	12,145,272
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,555,000	4,705,711	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	7,270,000	7,318,542
BPCE SA, Subordinated Notes	5.150%	7/21/24	3,300,000	3,354,800	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	690,000	699,488
CIT Group Inc., Senior Notes	5.375%	5/15/20	1,270,000	1,349,375
CIT Group Inc., Senior Notes	5.000%	8/1/23	10,380,000	10,717,350
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	6,200,000	5,843,500	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	8,170,000	8,100,555	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	28,020,000	27,675,354	(b)(c)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	6,050,000	6,133,188	(b)(c)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	2,140,000	2,164,075	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	2,195,000	3,261,625
Citigroup Inc., Senior Notes	4.650%	7/30/45	24,812,000	26,153,039
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	19,090,000	19,530,025
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	704,000	728,629
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	25,260,000	27,761,018
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	11,500,000	11,604,972
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	36,420,000	36,997,111
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,660,000	2,013,736
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	133,000	154,327
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	2,824,000	3,579,440
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,789,000	1,927,066
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	2,080,000	2,082,400
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,160,000	4,469,121	(a)
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	11,522,000	13,541,807	(a)(b)(c)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	24,060,000	25,313,285

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	26,000,000	$26,679,328
Cooperatieve Rabobank U.A., Subordinated Notes	5.250%	8/4/45	8,420,000	9,148,136
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	16,980,000	18,627,400	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	10,440,000	10,270,350	(b)(c)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	26,610,000	27,059,150
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	6,900,000	7,154,382
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	26,230,000	26,409,125
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	8,270,000	8,403,362
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	17,750,000	17,912,377
ING Bank NV, Subordinated Notes	5.800%	9/25/23	13,820,000	15,185,264	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	29,410,000	27,180,281	(a)
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	10,523,057
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	10,770,000	11,440,034
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,780,000	1,904,235
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	9,480,000	10,223,526
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	20,000	20,344
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	309,000	315,766
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	3,195,000	3,232,819
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	20,000,000	20,413,120
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	4,050,000	4,161,083
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	17,670,000	18,841,680
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	110,603	(a)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	15,350,000	15,620,912
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	14,640,000	15,729,187	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	6,229,000	6,623,501
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	12,920,000	13,523,493
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	15,075,000	15,658,463
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	24,180,000	24,109,419
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	4,009,000	4,075,581
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	3,560,000	3,489,726	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	21,320,000	21,293,201	(a)
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	4,880,000	4,974,023	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	1/30/17	38,301,000	37,584,771	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	13,840,449
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	3,480,000	3,653,652	(b)(c)
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	5,740,000	5,733,124
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	13,950,000	14,989,833
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	30,520,000	29,067,156

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	23

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	6,860,000	$6,884,689
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	1,802,000	1,896,893
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	36,290,000	37,326,950
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	8,140,000	8,983,703
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,840,000	2,084,795
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	20,450,000	20,127,524
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	16,404,000	16,848,893
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	3,070,000	2,938,156
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	17,185,000	17,440,300
Wells Fargo Bank NA, Subordinated Notes	6.000%	11/15/17	3,920,000	4,068,145
Wells Fargo Capital X, Junior Subordinated Bonds	5.950%	12/15/36	5,612,000	5,836,480
Total Banks				1,135,417,200
Capital Markets — 1.6%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	925,000	958,250
CME Group Inc., Senior Notes	5.300%	9/15/43	4,500,000	5,271,737
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	6,730,000	6,989,610
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	24,115,000	24,753,421
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	1/30/17	413,000	337,045	(b)(c)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	20,030,000	21,144,529
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	13,300,000	13,379,068
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	583,000	613,266
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	210,000	212,900
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	25,760,000	27,949,239
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	3,946,000	4,375,881
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	5,320,000	5,830,667
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	5,100,000	5,290,837
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	5,410,000	5,522,479
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	10,000,000	9,866,990
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	10,633,000	10,388,282
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,580,000	36,666,392
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	24,160,000	24,542,719
Goldman Sachs Group Inc., Subordinated Notes	6.450%	5/1/36	1,050,000	1,251,361
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	8,640,000	10,669,078
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	18,841,000	19,814,326
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	1,398,000	1,403,226	(a)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	1/30/17	5,550,000	0	*(b)(d)(e)(f)

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	0.000%	8/19/65	190,000		$0	*(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000		0	*(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	1,070,000		0	*(d)(e)(f)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	7,435,000		7,533,402
Morgan Stanley, Senior Notes	5.450%	1/9/17	3,990,000		3,991,963
Morgan Stanley, Senior Notes	4.750%	3/22/17	2,010,000		2,025,139
Morgan Stanley, Senior Notes	5.950%	12/28/17	4,700,000		4,891,901
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	27,101,000		27,998,612
Total Capital Markets					283,672,320
Consumer Finance — 0.3%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	2,699,000		3,026,254
Ally Financial Inc., Senior Notes	8.000%	11/1/31	3,690,000		4,280,105
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	18,610,000		20,918,403
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,500,000		1,616,250
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	60,000		66,564
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	16,560,000		16,557,814
Total Consumer Finance					46,465,390
Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	8,550,000		8,710,313
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	1,180,000		1,240,475
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	7,311,470		8,597,214
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,890,000		6,354,221
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	17,167,000		17,158,811
GE Capital International Funding Co., Unlimited Co., Senior Notes	4.418%	11/15/35	5,171,000		5,418,727
ILFC E-Capital Trust II, Bonds	4.920%	12/21/65	2,870,000		2,525,600	(a)(c)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	8,880,000		10,667,100
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	3,540,000		3,840,900
Magnolia Finance X Ltd.	3.065%	12/3/20	44,527,757	GBP	54,190,048	(a)(f)
Magnolia Finance X Ltd.	4.332%	12/3/20	14,645,342	GBP	17,823,305	(a)(f)
Voya Financial Inc., Senior Notes	2.900%	2/15/18	1,868,000		1,891,137
Total Diversified Financial Services					138,417,851
Insurance — 0.4%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	446,000		448,230	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	25

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
American International Group Inc., Senior Notes	3.750%	7/10/25	26,460,000	$26,630,773
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	4,100,000	4,099,061
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	5,420,000	5,489,978
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	10,728,950	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	5,493,000	5,932,440
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	6,850,979
Prudential Financial Inc., Senior Notes	4.500%	11/16/21	300,000	324,416
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	280,000	363,363	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	7,755,000	8,389,025	(a)
Total Insurance				69,257,215
Thrifts & Mortgage Finance — 0.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	5,150,000	5,008,375	(a)
Total Financials				1,678,238,351
Health Care — 1.9%
Biotechnology — 0.4%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	9,430,000	9,340,302
Amgen Inc., Senior Bonds	4.663%	6/15/51	1,933,000	1,857,822	(a)
Amgen Inc., Senior Notes	3.625%	5/22/24	1,480,000	1,505,511
Celgene Corp., Senior Notes	3.550%	8/15/22	4,650,000	4,768,993
Celgene Corp., Senior Notes	3.625%	5/15/24	2,200,000	2,210,753
Celgene Corp., Senior Notes	3.875%	8/15/25	9,250,000	9,382,367
Celgene Corp., Senior Notes	5.250%	8/15/43	3,712,000	3,915,700
Celgene Corp., Senior Notes	5.000%	8/15/45	3,960,000	4,117,331
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	6,169,000	6,332,016
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	5,000,000	5,055,295
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	6,640,000	6,732,542
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	2,910,000	3,010,893
Gilead Sciences Inc., Senior Notes	4.150%	3/1/47	9,000,000	8,548,227
Total Biotechnology				66,777,752
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	13,230,000	13,138,594
Abbott Laboratories, Senior Notes	4.750%	11/30/36	8,820,000	8,966,606
Abbott Laboratories, Senior Notes	4.900%	11/30/46	11,860,000	12,172,333
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	3,922,000	4,010,723
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	2,880,000	2,983,522
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,010,000	1,031,921
Medtronic Inc., Senior Notes	3.500%	3/15/25	26,870,000	27,668,415
Total Health Care Equipment & Supplies				69,972,114

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 0.7%
Aetna Inc., Senior Notes	2.400%	6/15/21	10,090,000	$10,044,312
Aetna Inc., Senior Notes	2.800%	6/15/23	2,610,000	2,570,873
Aetna Inc., Senior Notes	3.200%	6/15/26	12,523,000	12,388,616
Aetna Inc., Senior Notes	4.375%	6/15/46	3,247,000	3,260,465
Anthem Inc., Notes	7.000%	2/15/19	1,895,000	2,076,984
Anthem Inc., Senior Notes	5.875%	6/15/17	3,052,000	3,113,760
Anthem Inc., Senior Notes	3.700%	8/15/21	2,130,000	2,202,269
Anthem Inc., Senior Notes	3.125%	5/15/22	5,280,000	5,282,677
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	1,410,000	1,252,433
Centene Corp., Senior Notes	5.625%	2/15/21	589,000	619,275
Centene Corp., Senior Notes	4.750%	5/15/22	5,301,000	5,354,010
Centene Corp., Senior Notes	6.125%	2/15/24	2,860,000	3,013,725
Centene Corp., Senior Notes	4.750%	1/15/25	3,970,000	3,875,713
DaVita Inc., Senior Notes	5.000%	5/1/25	3,620,000	3,561,175
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	5,140,000	5,628,300	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	780,000	787,800	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	2,045,000	2,208,600	(a)
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	14,755,075
HCA Inc., Notes	7.690%	6/15/25	723,000	786,263
HCA Inc., Senior Notes	7.500%	2/15/22	738,000	837,630
HCA Inc., Senior Secured Notes	6.500%	2/15/20	4,150,000	4,540,100
HCA Inc., Senior Secured Notes	5.250%	4/15/25	330,000	344,438
HCA Inc., Senior Secured Notes	5.250%	6/15/26	3,750,000	3,876,562
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	257,984
Humana Inc., Senior Notes	3.150%	12/1/22	2,470,000	2,468,130
Humana Inc., Senior Notes	4.625%	12/1/42	3,460,000	3,319,541
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	6,010,000	5,670,435
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	990,000	873,675
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,540,000	1,534,088
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	3,000,000	3,159,249
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000,000	12,191,540
Total Health Care Providers & Services				121,855,697
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	4,520,000	4,671,479
Pharmaceuticals — 0.4%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	7,230,000	7,338,515
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	10,140,000	10,151,945
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	1,190,000	1,177,853

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	27

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	3,236,000	$3,176,891
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	10,240,000	10,322,258
Mallinckrodt International Finance SA, Senior Notes	5.500%	4/15/25	50,000	44,750	(a)
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	6,700,000	6,578,475
Pfizer Inc., Senior Notes	7.200%	3/15/39	5,000	7,222
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	6,433,000	5,435,885	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	220,000	189,613	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	120,000	103,087	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	10,422,000	8,832,645	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,430,000	1,072,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	4,949,000	3,736,495	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	4,021,000	3,020,776	(a)
Wyeth LLC, Notes	5.950%	4/1/37	5,098,000	6,415,563
Total Pharmaceuticals				67,604,473
Total Health Care				330,881,515
Industrials — 1.2%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	8,370,000	9,140,216
Boeing Co., Senior Notes	4.875%	2/15/20	3,180,000	3,457,248
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	2,269,000	2,293,807
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	13,115,000	13,399,753
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	2,420,000	2,572,895
Raytheon Co., Senior Notes	3.125%	10/15/20	4,520,000	4,666,421
United Technologies Corp., Senior Notes	4.500%	6/1/42	5,359,000	5,736,295
Total Aerospace & Defense				41,266,635
Airlines — 0.2%
Air 2 U.S., Notes	8.027%	10/1/19	1,509,357	1,583,882	(a)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	8,834,596	9,762,228
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.900%	1/2/18	8,191	8,257
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	42,623	45,287
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	9,523,297	10,951,792
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	4,030,743	4,191,973
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	640,765	642,809
Total Airlines				27,186,228

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 0.3%
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,486,000	$1,400,555
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	7,130,000	7,308,250	(a)
United Rentals North America Inc., Senior Notes	6.125%	6/15/23	1,600,000	1,696,000
United Rentals North America Inc., Senior Notes	4.625%	7/15/23	1,000,000	1,020,000
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,000,000	2,100,000
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	5,330,000	5,436,600
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	3,060,000	3,147,975
Waste Management Inc., Senior Notes	4.600%	3/1/21	2,370,000	2,556,453
Waste Management Inc., Senior Notes	3.500%	5/15/24	4,440,000	4,577,813
Waste Management Inc., Senior Notes	7.375%	5/15/29	1,280,000	1,671,164
West Corp., Senior Notes	5.375%	7/15/22	10,930,000	10,561,113	(a)
West Corp., Senior Secured Notes	4.750%	7/15/21	3,000,000	3,067,500	(a)
Total Commercial Services & Supplies				44,543,423
Electrical Equipment — 0.2%
ABB Finance USA Inc., Senior Notes	4.375%	5/8/42	1,373,000	1,440,490
Eaton Corp., Senior Notes	1.500%	11/2/17	3,900,000	3,903,245
Eaton Corp., Senior Notes	2.750%	11/2/22	25,195,000	24,953,984
Eaton Corp., Senior Notes	4.150%	11/2/42	6,590,000	6,441,554
Total Electrical Equipment				36,739,273
Industrial Conglomerates — 0.3%
General Electric Co., Senior Notes	4.375%	9/16/20	1,184,000	1,272,624
General Electric Co., Senior Notes	4.650%	10/17/21	410,000	449,745
General Electric Co., Senior Notes	5.875%	1/14/38	2,460,000	3,095,981
General Electric Co., Senior Notes	6.875%	1/10/39	27,244,000	38,412,460
General Electric Co., Senior Notes	4.500%	3/11/44	8,660,000	9,296,294
General Electric Co., Subordinated Notes	5.300%	2/11/21	4,382,000	4,859,892
Total Industrial Conglomerates				57,386,996
Machinery — 0.0%
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	5,268,000	5,324,699
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	2,490,000	2,461,430
Total Machinery				7,786,129
Road & Rail — 0.0%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	7,450,000	7,710,750	(a)
Total Industrials				222,619,434
Information Technology — 1.3%
Communications Equipment — 0.1%
Harris Corp., Senior Notes	4.854%	4/27/35	2,988,000	3,139,313

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	29

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Communications Equipment — continued
Harris Corp., Senior Notes	5.054%	4/27/45	6,087,000	$6,426,764
Total Communications Equipment				9,566,077
IT Services — 0.4%
First Data Corp., Senior Notes	7.000%	12/1/23	22,360,000	23,813,400	(a)
Visa Inc., Senior Notes	3.150%	12/14/25	26,130,000	26,244,606
Visa Inc., Senior Notes	4.300%	12/14/45	16,470,000	17,384,316
Total IT Services				67,442,322
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., Senior Notes	3.700%	7/29/25	4,050,000	4,271,758
Intel Corp., Senior Notes	4.900%	7/29/45	2,850,000	3,188,246
KLA-Tencor Corp., Senior Notes	4.650%	11/1/24	5,800,000	6,139,950
Micron Technology Inc., Senior Notes	5.625%	1/15/26	1,270,000	1,258,887	(a)
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,360,000	1,393,796
Total Semiconductors & Semiconductor Equipment				16,252,637
Software — 0.3%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	3,120,000	3,413,626	(a)
Microsoft Corp., Senior Bonds	2.400%	8/8/26	36,710,000	34,679,827
Microsoft Corp., Senior Notes	3.450%	8/8/36	770,000	731,779
Oracle Corp., Senior Notes	1.200%	10/15/17	15,770,000	15,773,737
Total Software				54,598,969
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc., Senior Notes	2.450%	8/4/26	30,530,000	28,653,840
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	3.480%	6/1/19	25,490,000	26,020,345	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	21,486,000	22,232,531	(a)
Total Technology Hardware, Storage & Peripherals				76,906,716
Total Information Technology				224,766,721
Materials — 1.5%
Chemicals — 0.3%
Ecolab Inc., Senior Notes	4.350%	12/8/21	2,650,000	2,863,744
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	12,930,000	12,338,840	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	2,690,000	2,842,394
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,360,000	2,676,403
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	3,078,511
OCP SA, Senior Notes	4.500%	10/22/25	9,010,000	8,607,956	(a)
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	330,000	350,837
Westlake Chemical Corp., Senior Notes	4.625%	2/15/21	8,828,000	9,136,980	(a)

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
Westlake Chemical Corp., Senior Notes	4.875%	5/15/23	2,950,000	$3,060,625	(a)
Total Chemicals				44,956,290
Construction Materials — 0.0%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	2,590,000	2,667,700	(a)
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.963%	12/15/19	6,250,000	6,343,750	(a)(c)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	5,250,000	5,207,370	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	3,347,620	3,444,701
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	5,190,000	5,300,287	(a)
WestRock RKT Co., Senior Notes	3.500%	3/1/20	2,855,000	2,927,069
WestRock RKT Co., Senior Notes	4.000%	3/1/23	2,250,000	2,323,420
Total Containers & Packaging				25,546,597
Metals & Mining — 1.0%
ArcelorMittal SA, Senior Notes	7.250%	2/25/22	3,010,000	3,393,775
ArcelorMittal SA, Senior Notes	8.000%	10/15/39	3,490,000	3,829,717
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	3,159,000	3,455,491
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	3,540,000	3,631,477
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,988,000	2,089,100
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	5,309,000	5,418,429
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	20,420,000	22,415,524
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	1,070,000	1,102,400
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	2,030,000	2,046,425
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,630,000	8,522,405
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	28,735,000	32,255,037	(a)(c)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	2,190,000	2,540,553	(a)
Freeport-McMoRan Inc., Senior Notes	6.500%	11/15/20	2,002,000	2,057,055	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	6,825,000	6,654,375
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	3,250,000	3,339,375	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	590,000	548,700
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	3,048,000	3,200,400	(a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	3,215,000	2,660,477
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	18,690,000	18,832,978	(a)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	8,130,000	8,537,939
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,500,000	1,618,361
Southern Copper Corp., Senior Notes	5.250%	11/8/42	24,800,000	22,721,264

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	31

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	4,773,000	$4,975,852
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	15,304,000	15,074,440
Total Metals & Mining				180,921,549
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	5,720,000	5,950,756
Celulosa Arauco y Constitucion SA, Senior Notes	4.500%	8/1/24	1,250,000	1,269,334
Georgia-Pacific LLC, Senior Notes	8.875%	5/15/31	3,194,000	4,732,435
Total Paper & Forest Products				11,952,525
Total Materials				266,044,661
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	23,980,000	24,246,849	(a)
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 1.0%
AT&T Inc., Global Notes	5.500%	2/1/18	2,136,000	2,219,287
AT&T Inc., Senior Notes	4.450%	5/15/21	1,460,000	1,544,060
AT&T Inc., Senior Notes	3.000%	2/15/22	2,516,000	2,491,441
AT&T Inc., Senior Notes	3.400%	5/15/25	56,465,000	54,422,266
AT&T Inc., Senior Notes	4.350%	6/15/45	10,893,000	9,706,012
AT&T Inc., Senior Notes	4.500%	3/9/48	7,590,000	6,820,169
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	18,560,000	18,303,742	(a)
British Telecommunications PLC, Bonds	9.125%	12/15/30	5,310,000	8,101,361
CenturyLink Inc., Senior Notes	5.625%	4/1/25	10,000	9,500
Qwest Corp., Debentures	6.875%	9/15/33	4,760,000	4,544,900
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	4,034,000	3,943,235	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	560,000	572,568
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,465,000	1,587,823
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	4,485,000	4,805,494
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	5,000	5,162
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	1,560,000	1,506,816
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	27,224,000	30,102,747
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	106,000	127,890
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	3,010,000	2,608,273
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	10,971,000	13,702,527
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	14,096,000	14,283,392
Total Diversified Telecommunication Services				181,408,665

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 0.4%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	2,780,000	$2,891,200	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	10,400,000	10,686,000	(a)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,430,000	6,639,091
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	6,910,000	7,389,250
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	86,260
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	13,050,000	14,387,625	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	1,880,000	1,997,500
Sprint Corp., Senior Notes	7.875%	9/15/23	2,900,000	3,095,750
Sprint Corp., Senior Notes	7.625%	2/15/25	18,385,000	19,327,231
Total Wireless Telecommunication Services				66,499,907
Total Telecommunication Services				247,908,572
Utilities — 1.0%
Electric Utilities — 0.9%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	160,000	199,821
Berkshire Hathaway Energy Co., Senior Bonds	6.500%	9/15/37	8,525,000	11,096,822
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,558,489
Duke Energy Progress LLC, Secured Bonds	2.800%	5/15/22	400,000	404,442
Exelon Corp., Bonds	5.625%	6/15/35	426,000	471,377
FirstEnergy Corp., Notes	7.375%	11/15/31	51,356,000	66,192,646
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	4,290,000	4,328,970
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	18,500,000	19,125,207
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,260,000	1,414,350	(g)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	19,295,000	24,147,075
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	2,980,000	3,308,190
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	10,590,000	12,919,493
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,514,252
Progress Energy Inc., Senior Notes	6.000%	12/1/39	1,530,000	1,838,505
Total Electric Utilities				154,519,639
Gas Utilities — 0.1%
Southern Natural Gas Co., LLC, Senior Notes	5.900%	4/1/17	50,000	50,521	(a)
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	9,413,000	11,785,471
Total Gas Utilities				11,835,992
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp., Senior Notes	7.375%	7/1/21	176,000	196,046
AES Corp., Senior Notes	5.500%	3/15/24	680,000	691,900
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	5,300,000	5,525,250	(a)
Total Independent Power and Renewable Electricity Producers				6,413,196

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	33

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Multi-Utilities — 0.0%
Dominion Resources Inc., Senior Notes	7.000%	6/15/38	3,600,000	$4,597,729
Total Utilities				177,366,556
Total Corporate Bonds & Notes (Cost — $4,826,581,247)				4,941,344,104

			Face Amount†/Units
Asset-Backed Securities — 3.7%
321 Henderson Receivables LLC, 2014-1A A	3.960%	3/15/63	2,977,341	2,945,922	(a)
321 Henderson Receivables LLC, 2014-3A A	3.500%	6/15/77	17,626,184	16,841,047	(a)
AASET, 2014-1 B	7.375%	12/15/29	12,692,308	12,603,462	(c)
Access Group Inc., 2005-B B2	1.382%	7/25/35	1,405,327	1,199,231	(c)
Airspeed Ltd., 2007-1A G1W	0.974%	4/15/24	16,209,436	12,910,816	(a)(c)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	1.154%	9/25/34	22,706	22,481	(c)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1	0.953%	9/25/34	2,619,988	2,305,384	(c)
Brazos Student Finance Corp., 2009-1 AS	3.497%	12/27/39	7,100,000	7,493,678	(c)
CDC Mortgage Capital Trust, 2002-HE1 A	1.376%	1/25/33	173,864	161,247	(c)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.671%	11/25/34	113,884	105,850	(c)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	36,940,000	34,583,228	(a)(f)
Conseco Financial Corp., 1993-2	8.000%	7/15/18	8,313	7,692
Conseco Financial Corp., 1996-5 B1	8.100%	7/15/26	135,652	3,024	(c)
Conseco Financial Corp., 1999-3 A9	6.530%	2/1/31	18,860,931	18,741,336	(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	198,695	211,388	(c)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	1.376%	9/25/33	470,971	443,851	(c)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	1.096%	12/25/36	92,307	46,720	(a)(c)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.844%	7/15/36	83,778	72,628	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.854%	11/15/36	825,159	630,392	(c)
Countrywide Home Equity Loan Trust, 2006-I 2A	0.844%	1/15/37	9,425,449	8,382,735	(c)
Countrywide Home Equity Loan Trust, 2007-B A	0.854%	2/15/37	12,177,825	10,778,633	(c)
DRB Prime Student Loan Trust, 2015-B A2	3.170%	7/25/31	28,081,054	28,146,207	(a)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	1.092%	10/25/34	8,211,989	7,748,767	(a)(c)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	11,827	11,789
Greenpoint Manufactured Housing, 1999-2 A2	3.137%	3/18/29	4,725,000	4,352,139	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.821%	6/19/29	1,925,000	1,751,519	(c)
Greenpoint Manufactured Housing, 1999-4 A2	4.066%	2/20/30	1,825,000	1,634,238	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	4.037%	2/20/32	2,400,000	2,167,330	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	4.038%	3/13/32	4,575,000	4,115,117	(c)
GSAA Home Equity Trust, 2005-6 A3	0.962%	6/25/35	5,624,702	5,577,606	(c)
GSRPM Mortgage Loan Trust, 2007-1 A	0.992%	10/25/46	8,479,999	7,065,891	(a)(c)
Hertz Vehicle Financing LLC, 2015-1A A	2.730%	3/25/21	14,050,000	13,948,802	(a)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	20,779,000	20,957,055	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	14,481,000	14,129,074	(a)

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/Units	Value
Asset-Backed Securities — continued
HSI Asset Securitization Corp. Trust, 2007-OPT1 1A	0.732%	12/25/36	115,238,165	$85,162,894	(c)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	1.276%	3/25/31	45,230	40,254	(c)
Lehman XS Trust, 2006-2N 1A1	1.016%	2/25/46	19,399,865	14,316,010	(c)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.916%	10/25/36	4,467,628	1,879,859	(c)
Morgan Stanley Capital Inc., 2003-HE3 M1	1.776%	10/25/33	528,331	498,847	(c)
National Collegiate Student Loan Trust, 2006-3 A4	1.026%	3/26/29	12,670,892	12,130,154	(c)
National Collegiate Student Loan Trust, 2007-4 A3L	1.442%	3/25/38	66,720,077	37,470,969	(c)
Northstar Education Finance Inc., 2007-1 A5	2.047%	1/29/46	6,475,000	5,834,396	(c)
Northstar Education Finance Inc., 2007-1 A6	1.313%	1/29/46	12,175,000	10,970,101	(c)
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	595,034	609,830
Origen Manufactured Housing Contract Trust, 2006-A A2	2.379%	10/15/37	19,850,946	17,530,958	(c)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	22,282,897	20,353,446	(c)
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	2.556%	7/25/35	5,602,695	5,279,594	(c)
Renaissance Home Equity Loan Trust, 2003-1 A	1.452%	6/25/33	612,820	586,218	(c)
Renaissance Home Equity Loan Trust, 2003-3 A	1.256%	12/25/33	211,434	197,511	(c)
Renaissance Home Equity Loan Trust, 2003-4 A3	1.376%	3/25/34	6,534,090	6,380,164	(c)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	15,753,928	11,004,832
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	1.416%	5/25/33	580,104	509,839	(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.881%	8/25/33	1,449,222	1,325,078	(c)
Residential Asset Mortgage Products Inc., 2006-RZ4 M1	1.106%	10/25/36	15,950,000	11,690,795	(c)
Residential Funding Mortgage Securities II, 2003-HS3	1.046%	8/25/33	21,639	20,914	(c)
Residential Funding Securities Corp., 2002-RP2 A1	2.256%	10/25/32	1,925,069	1,782,517	(a)(c)
SACO I Trust, 2006-3 A3	1.044%	4/25/36	586,155	1,194,755	(c)
SACO I Trust, 2006-5 1A	0.884%	4/25/36	52,975	93,675	(c)
Saxon Asset Securities Trust, 2002-3 M1	1.881%	12/25/32	803,565	756,839	(c)
SLM Student Loan Trust, 2008-5 A4	2.582%	7/25/23	32,401,211	32,581,641	(c)
SLM Student Loan Trust, 2008-9 A	2.382%	4/25/23	19,701,954	19,727,431	(c)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	4,773,892	4,663,453	(a)
Small Business Administration Participation Certificates, 2015-20D 1	2.510%	4/1/35	3,539,995	3,492,319
Small Business Administration Participation Certificates, 2015-20F 1	2.980%	6/1/35	2,675,750	2,695,869
Small Business Administration Participation Certificates, 2016-20G 1	2.040%	7/1/36	5,020,000	4,821,817
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	49,649	64,543,700	(a)(f)
Social Professional Loan Program LLC, 2015-C R	0.000%	8/25/36	4,200	24,675,000	(a)(f)
SoFi Consumer Loan Program, 2015-1 A	3.280%	9/15/23	3,334,435	3,335,872	(a)
Southern Pacific Secured Assets Corp., 1998-2 A1	1.096%	7/25/29	2,606	2,496	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	35

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†/Units	Value
Asset-Backed Securities — continued
Structured Asset Securities Corp., 2005-SC1 1A2	7.403%	5/25/31	8,054,789	$6,973,263	(a)(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.812%	2/25/36	1,128,069	71,518	(a)(c)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	60	60
Total Asset-Backed Securities (Cost — $669,952,322)				657,301,167

			Face Amount†
Collateralized Mortgage Obligations — 12.3%
American Home Mortgage Assets, 2006-3 3A12	0.774%	10/25/46	7,147,645	5,638,470	(c)
BAMLL Commercial Mortgage Securities Trust, 2015-200P A	3.218%	4/14/33	880,000	883,242	(a)
Banc of America Alternative Loan Trust, 2004-11 2CB1	6.000%	12/25/34	10,058,209	9,828,964
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.648%	4/10/49	2,220,000	2,117,524	(c)
Banc of America Funding Corp., 2004-B 3A2	3.493%	12/20/34	129,175	65,158	(c)
Banc of America Funding Corp., 2015-R2 03A2	0.844%	4/29/37	50,513,000	39,717,160	(a)(c)
Banc of America Funding Corp., 2015-R2 10A1	0.774%	6/29/37	38,906,349	37,607,647	(a)(c)
Banc of America Funding Corp., 2015-R2 3A1	0.794%	4/29/37	21,266,727	20,894,559	(a)(c)
Banc of America Mortgage Securities Inc., 2004-K 4A1	3.124%	12/25/34	40,180	38,982	(c)
BBCCRE Trust, 2015-GTP E	4.715%	8/10/33	33,260,000	28,511,802	(a)(c)
BCAP LLC Trust, 2010-RR9 6A2	6.000%	10/26/35	14,102,630	8,596,173	(a)(c)
Bear Stearns Asset-Backed Securities Trust, 2005-AC9 A4	16.767%	12/25/35	949,759	903,083	(c)
Bear Stearns Asset-Backed Securities Trust, 2006-AC4 A2	31.052%	7/25/36	4,744,512	7,658,012	(c)
Bear Stearns Mortgage Funding Trust, 2007-AR2 A1	0.762%	3/25/37	25,650,908	21,040,047	(c)
BLCP Hotel Trust, 2014-CLMZ M	6.432%	8/15/29	10,657,334	10,578,413	(a)(c)
CD Commercial Mortgage Trust, 2006-CD2 AJ	5.463%	1/15/46	6,613,355	5,092,283	(c)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	2,820,000	1,529,850
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	6,793,433	5,876,320	(c)
CGBAM Commercial Mortgage Trust, 2016-IMC E	8.104%	11/15/21	51,090,000	51,668,186	(a)(c)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.792%	10/25/36	610,888	521,906	(a)(c)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	3,818,209	3,570,369
Citigroup Commercial Mortgage Trust, 2008-C7 AJA	6.136%	12/10/49	2,160,000	1,447,200	(c)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	7,500,000	7,780,488
Citigroup Mortgage Loan Trust Inc., 2005-05	3.317%	8/25/35	116,203	95,593	(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	3.429%	12/25/35	117,796	93,059	(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.824%	11/25/36	4,615,804	4,176,377	(c)
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	960,000	971,845
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	1,723,000	1,827,357
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	1,470,000	1,580,439	(c)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.083%	10/10/46	730,000	755,078	(c)

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	1,763,000	$1,810,739	(a)
Commercial Mortgage Pass-Through Certificates, 2014-CR19 B	4.703%	8/10/47	10,190,000	10,665,114	(c)
Commercial Mortgage Trust, 2013-CR09 E	4.256%	7/10/45	3,000,000	2,090,634	(a)(c)
Commercial Mortgage Trust, 2013-CR12 E	5.083%	10/10/46	1,453,000	1,027,165	(a)(c)
Commercial Mortgage Trust, 2014-CR21 A3	3.528%	12/10/47	590,000	606,947
Commercial Mortgage Trust, 2014-CR21 C	4.417%	12/10/47	11,948,000	11,862,333	(c)
Commercial Mortgage Trust, 2015-DC1 B	4.035%	2/10/48	10,670,000	10,604,455	(c)
Commercial Mortgage Trust, 2015-DC1 C	4.353%	2/10/48	3,070,000	2,903,540	(c)
Core Industrial Trust, 2015-TEXW F	3.849%	2/10/34	21,939,000	19,880,023	(a)(c)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.262%	12/25/34	13,742	13,529	(c)
Countrywide Alternative Loan Trust, 2006-006CB 1A4	5.500%	5/25/36	8,606,298	8,000,869
Countrywide Alternative Loan Trust, 2006-043CB 1A10	6.000%	2/25/37	7,833,435	6,803,570
Countrywide Alternative Loan Trust, 2006-0A01 2A1	0.949%	3/20/46	123,797	91,563	(c)
Countrywide Alternative Loan Trust, 2006-0A09 2A1B	0.939%	7/20/46	267,085	138,023	(c)
Countrywide Alternative Loan Trust, 2006-0A17 1A1A	0.934%	12/20/46	1,613,348	1,162,624	(c)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	25.576%	7/25/36	11,311,672	14,476,534	(c)
Countrywide Alternative Loan Trust, 2006-23CB 2A6, PAC-11	25.376%	8/25/36	4,121,222	5,649,397	(c)
Countrywide Alternative Loan Trust, 2006-43CB 3A3, IO	5.874%	2/25/37	21,739,069	6,157,722	(c)
Countrywide Alternative Loan Trust, 2007-8CB A4	34.463%	5/25/37	1,531,116	2,775,187	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2006-0A5 1A1	0.956%	4/25/46	2,231,147	1,856,560	(c)
Countrywide Home Loans, 2006-R1 AF2	1.126%	1/25/36	3,441,717	3,041,812	(a)(c)
Countrywide Home Loans, 2006-R2 AS, IO	5.294%	7/25/36	26,432,190	3,347,515	(a)(c)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.173%	6/15/38	12,116,408	7,265,392	(c)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	11,524,255	11,005,203
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	12,190,000	11,479,335	(c)
Credit Suisse Mortgage Trust, 2013-11R 2A3	28.851%	5/27/34	13,594,863	19,627,134	(a)(c)
Credit Suisse Mortgage Trust, 2014-USA A2	3.953%	9/15/37	13,120,000	13,388,580	(a)
Credit Suisse Mortgage Trust, 2014-USA D	4.373%	9/15/37	7,950,000	7,321,835	(a)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	4,290,000	3,585,554	(a)
Credit Suisse Mortgage Trust, 2015-02R 7A1	2.584%	8/27/36	37,467,331	37,388,931	(a)(c)
Credit Suisse Mortgage Trust, 2015-03R 1A1	0.762%	7/29/37	20,049,544	18,854,301	(a)(c)
Credit Suisse Mortgage Trust, 2015-03R 1A2	0.762%	7/29/37	20,270,292	11,861,190	(a)(c)
Credit Suisse Mortgage Trust, 2015-04R 3A3	0.902%	10/27/36	48,456,954	21,102,751	(a)(c)
Credit Suisse Mortgage Trust, 2015-GLPA A	3.881%	11/15/37	4,150,000	4,347,598	(a)
Credit Suisse Mortgage Trust, 2015-SAMZ MZ	6.274%	8/15/22	18,500,000	17,831,188	(a)(c)
Credit Suisse Mortgage Trust, 2015-TOWN F	5.204%	3/15/17	15,000,000	14,656,254	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	37

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
CSAIL Commercial Mortgage Trust, 2015-C4 F	3.500%	11/15/48	11,217,000	$6,767,384	(a)
CSAIL Commercial Mortgage Trust, 2015-C4 G	3.500%	11/15/48	4,596,000	2,292,342	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	1.382%	9/19/44	522,716	498,606	(c)
Equity Mortgage Trust, 2014-INNS D	2.999%	5/8/31	11,183,000	11,056,651	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	20,761,341	22,685,682
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	5.586%	11/15/36	2,096,560	314,201	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO	5.726%	2/15/37	10,863,538	2,050,301	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.326%	9/15/37	2,900,173	451,276	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3422 AI, IO	0.250%	1/15/38	1,974,741	21,993
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	5.526%	1/15/40	4,709,030	841,371	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	8,753,462	9,407,137
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB PAC	4.000%	12/15/39	27,950,934	29,359,996
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	28,107,909	31,225,908
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.246%	10/15/41	14,169,779	2,360,682	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.346%	8/15/39	5,291,715	730,938	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.346%	7/15/42	1,754,583	387,013	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	7,931,501	792,591
Federal Home Loan Mortgage Corp. (FHLMC), 4099 ST, IO	5.296%	8/15/42	2,539,013	493,629	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	6,500,729	867,518
Federal Home Loan Mortgage Corp. (FHLMC), 4146 DI, IO	3.000%	12/15/31	5,194,094	547,919
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	5.496%	5/15/39	5,548,362	754,889	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	5.546%	9/15/42	4,374,626	755,701	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	6,875,299	750,178
Federal Home Loan Mortgage Corp. (FHLMC), 4298 PI, IO, PAC	4.000%	4/15/43	4,098,282	656,676
Federal Home Loan Mortgage Corp. (FHLMC), 4415 IO, IO	2.110%	4/15/41	15,824,342	948,566	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	13,199,645	14,831,153
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 283 IO, IO	3.500%	10/15/27	1,608,502	168,168
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	2.077%	2/15/38	9,955,083	728,495	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO	5.396%	8/15/44	15,411,009	3,525,811	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.125%	4/25/20	71,982,595	1,882,741	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.779%	6/25/20	10,526,994	428,901	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K015 X1, IO	1.783%	7/25/21	20,420,216	1,247,969	(c)

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.540%	10/25/21	8,358,955	$505,983	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.321%	6/25/21	37,933,806	1,705,375	(c)
Federal National Mortgage Association (FNMA), 2005-088 IP, IO	1.649%	10/25/35	5,633,853	261,805
Federal National Mortgage Association (FNMA), 2006-028 1P, IO	1.845%	4/25/36	3,890,436	265,129
Federal National Mortgage Association (FNMA), 2006-059 IP, IO	0.000%	7/25/36	6,652,040	552,381
Federal National Mortgage Association (FNMA), 2006-118 IP1, IO	0.000%	12/25/36	10,283,739	806,469
Federal National Mortgage Association (FNMA), 2006-118 IP2, IO	0.000%	12/25/36	10,045,361	513,588
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	5.724%	4/25/40	4,018,485	828,537	(c)
Federal National Mortgage Association (FNMA), 2010-075 PU PAC	4.500%	4/25/39	1,412,357	1,416,668
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	19,331,985	20,453,256
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,352,303	1,545,829
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	5.944%	10/25/26	2,314,668	316,709	(c)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	3,874,757	4,274,551
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	7,861,753	8,910,090
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	12,386,147	14,217,373
Federal National Mortgage Association (FNMA), 2012-070 IW, IO	3.000%	2/25/27	2,040,557	180,599
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	5.894%	2/25/41	2,789,431	407,080	(c)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	7,425,996	803,937
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	727,293	636,775
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	5.894%	3/25/42	8,244,636	1,454,938	(c)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	435,184	380,913
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	5.844%	7/25/42	1,140,539	222,664	(c)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	7,455,232	757,871
Federal National Mortgage Association (FNMA), 2012-093 UI, IO	3.000%	9/25/27	2,730,661	259,961
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.394%	11/25/42	4,248,931	841,602	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	39

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.394%	12/25/42	6,024,816	$1,069,315	(c)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.394%	12/25/42	5,184,327	1,190,554	(c)
Federal National Mortgage Association (FNMA), 2012-134 SK, IO	5.394%	12/25/42	15,857,102	3,250,279	(c)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	9,365,288	906,187
Federal National Mortgage Association (FNMA), 2012-M14 X1, IO	4.183%	2/25/17	10,943,246	31,278	(c)
Federal National Mortgage Association (FNMA), 2013-001 YI, IO	3.000%	2/25/33	17,530,187	2,431,058
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	10,406,775	11,873,086
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	27,412,238	30,430,545
Federal National Mortgage Association (FNMA), 2013-009 SA, IO	5.394%	3/25/42	8,968,854	1,454,564	(c)
Federal National Mortgage Association (FNMA), 2013-014 IG, IO	4.000%	3/25/43	13,165,309	2,104,493
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	7,867,896	683,323
Federal National Mortgage Association (FNMA), 2013-029 QI, IO	4.000%	4/25/43	11,857,197	1,830,577
Federal National Mortgage Association (FNMA), 2014-047 AI, IO	2.133%	8/25/44	28,426,847	1,960,927	(c)
Federal National Mortgage Association (FNMA), 2015-55 IO, IO	1.810%	8/25/55	29,707,500	1,939,938	(c)
Federal National Mortgage Association (FNMA), 2015-56 AS, IO	5.394%	8/25/45	4,791,861	1,206,924	(c)
Federal National Mortgage Association (FNMA), 2016-23 ST, IO	5.244%	11/25/45	29,372,016	6,085,435	(c)
Federal National Mortgage Association (FNMA), 2016-60 QS, IO	5.344%	9/25/46	34,986,631	6,330,974	(c)
Federal National Mortgage Association (FNMA), 2016-61 BS, IO	5.344%	9/25/46	16,605,286	2,964,565	(c)
Federal National Mortgage Association (FNMA) — CAS, 2014-C03 1M2	3.756%	7/25/24	82,960,000	83,185,112	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C01 2M2	5.142%	2/25/25	9,982,044	10,533,205	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2	5.592%	7/25/25	39,300,000	42,366,654	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01 1M2	7.342%	8/25/28	15,330,000	17,792,317	(a)(c)
Federal National Mortgage Association (FNMA) STRIPS, 384 14, IO	5.500%	1/25/40	1,138,131	232,458

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	2,204,228	$497,573
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	874,344	169,301
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	452,728	87,517	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	406,674	72,358	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	559,966	103,756
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	2,537,147	534,012
Federal National Mortgage Association (FNMA) STRIPS, 409 C01, IO	3.000%	11/25/26	8,526,310	723,212
Federal National Mortgage Association (FNMA) STRIPS, 409 C02, IO	3.000%	4/25/27	412,123	35,464
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	7,993,085	1,536,716
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	5,723,221	1,050,470
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	2,719,102	547,984
First Horizon Alternative Mortgage Securities Trust, 2007-FA3 A1	1.086%	6/25/37	12,092,095	6,477,273	(c)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	195,781,292	1,637,828	(a)
GAHR Commercial Mortgage Trust, 2015-NRF BFX	3.495%	12/15/34	2,690,000	2,730,705	(a)(c)
GE Business Loan Trust, 2007-1A A	0.874%	4/16/35	7,827,977	7,379,058	(a)(c)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	38,807,000	24,315,457	(c)
Government National Mortgage Association (GNMA), 2006-016 GS, IO	6.251%	4/20/36	1,096,447	202,200	(c)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	5.761%	3/20/39	1,255,624	117,802	(c)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	5.741%	4/20/40	892,511	137,581	(c)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	7,100,000	7,800,972
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	5.911%	1/20/40	580,858	85,370	(c)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	32,736,890	34,640,406
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	28,766,880	30,673,175

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	41

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-118, IO	0.163%	4/16/53	2,979,363	$36,676	(c)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.606%	5/20/60	857,983	866,857	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.880%	8/20/58	2,083,853	2,062,704	(c)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.910%	12/20/60	426,023	421,997	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.930%	12/20/60	9,974,885	9,895,978	(c)
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	573,223	50,509
Government National Mortgage Association (GNMA), 2011-H06 FA	0.980%	2/20/61	2,777,102	2,758,972	(c)
Government National Mortgage Association (GNMA), 2011-H08 FG	1.010%	3/20/61	9,756,357	9,705,840	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	1.030%	3/20/61	8,594,667	8,555,110	(c)
Government National Mortgage Association (GNMA), 2012-034 SA, IO	5.311%	3/20/42	2,829,608	538,238	(c)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	9,196,094	870,271
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	3,754,785	279,107
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.393%	8/16/42	5,774,220	924,680	(c)
Government National Mortgage Association (GNMA), 2013-150 IA, IO	1.532%	11/20/42	4,042,565	187,897	(c)
Government National Mortgage Association (GNMA), 2013-178 IO, IO	0.791%	6/16/55	23,473,316	949,435	(c)
Government National Mortgage Association (GNMA), 2014-089 IO, IO	0.819%	1/16/57	61,886,251	4,306,918	(c)
Government National Mortgage Association (GNMA), 2014-117 SJ, IO, PAC	4.861%	8/20/44	786,853	118,298	(c)
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	10,687,660	1,070,899
Government National Mortgage Association (GNMA), 2014-176 IA, IO	4.000%	11/20/44	1,619,404	290,199
Government National Mortgage Association (GNMA), 2016-084 IG, PAC, IO	4.500%	11/16/45	5,921,912	1,240,435
Government National Mortgage Association (GNMA), 2016-135 SB, IO	5.393%	10/16/46	9,296,061	2,129,791	(c)
Government National Mortgage Association (GNMA), 2016-21 ST, IO	5.411%	2/20/46	39,682,385	8,362,067	(c)

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Greenpoint Mortgage Funding Trust, 2005-AR4 1A2A	1.174%	10/25/45	3,398,814	$2,747,452	(c)
Greenpoint Mortgage Funding Trust, 2005-ARS 2A1	0.872%	11/25/45	21,084,397	12,547,582	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.822%	4/25/36	1,302,194	1,171,754	(c)
GS Mortgage Securities Trust, 2007-GG10 AM	5.793%	8/10/45	37,225,000	36,771,570	(c)
GS Mortgage Securities Trust, 2011-GC5 X4, IO	1.369%	8/10/44	186,613	9,263	(a)(c)
GS Mortgage Securities Trust, 2013-GC14 F	4.765%	8/10/46	2,034,950	1,430,092	(a)(c)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	4,302,000	4,726,795	(c)
GS Mortgage Securities Trust, 2015-GC28	4.328%	2/10/48	5,800,000	4,425,491	(a)(c)
GS Mortgage Securities Trust, 2015-GC30 B	4.014%	5/10/50	16,340,000	15,984,272	(c)
GS Mortgage Securities Trust, 2015-GS1 E	4.570%	11/10/48	10,015,000	6,263,461	(a)(c)
GS Mortgage Securities Trust, 2015-GS1 F	4.570%	11/10/48	5,107,000	2,813,543	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	1.106%	3/25/35	8,237,684	7,283,726	(a)(c)
GSR Mortgage Loan Trust, 2005-AR7 1A1	3.468%	11/25/35	1,280,228	1,115,775	(c)
HarborView Mortgage Loan Trust, 2005-3	0.949%	6/19/35	6,743,547	5,978,986	(c)
HarborView Mortgage Loan Trust, 2005-7 1A1	2.448%	6/19/45	2,852,447	1,706,481	(c)
HarborView Mortgage Loan Trust, 2006-02	3.144%	2/25/36	1,747,896	1,422,108	(c)
HarborView Mortgage Loan Trust, 2006-07 2A1A	0.909%	9/19/46	1,974,935	1,418,583	(c)
HarborView Mortgage Loan Trust, 2006-13 A	0.742%	11/19/46	304,629	222,843	(c)
Hyatt Hotel Portfolio Trust, 2014-HYMZ M	6.929%	11/15/19	16,790,000	16,956,948	(a)(c)
IMPAC CMB Trust, 2005-7 A1	1.276%	11/25/35	4,772,936	3,880,079	(c)
IMPAC CMB Trust, 2007-A A	1.006%	5/25/37	12,438,599	11,307,700	(a)(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	3.064%	3/25/35	115,551	112,222	(c)
Indymac Index Mortgage Loan Trust, 2005-AR13	3.070%	8/25/35	267,345	213,897	(c)
Indymac Index Mortgage Loan Trust, 2006-AR02 1A1B	0.966%	4/25/46	7,553,778	6,198,614	(c)
Jefferies & Co., 2015-R1 A2	0.674%	12/26/36	18,386,177	7,138,084	(a)(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.046%	11/15/45	3,120,000	3,282,452	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.887%	1/15/47	1,602,000	1,739,747	(c)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 AS	4.065%	11/15/47	6,420,000	6,712,676
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.310%	7/15/48	19,881,000	19,151,924	(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 B	4.618%	8/15/48	14,743,000	14,544,626	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	23,724,089	20,284,096
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.925%	4/17/45	14,275,000	11,095,101	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	21,126,785	14,790,862
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	26,891,841	22,084,924	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	43

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.713%	2/12/49	18,538,056	$14,923,135	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.039%	2/15/51	6,120,000	5,615,314	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	47,100,000	17,916,543	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2011-C5 A3	4.171%	8/15/46	472,099	506,339
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.929%	10/15/19	8,200,000	8,251,380	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E	4.004%	8/15/27	2,460,000	2,451,490	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	4.454%	5/15/28	19,808,248	18,213,324	(a)(c)
JPMorgan Reremic, 2015-1 4A1	0.862%	9/27/36	19,927,123	18,974,301	(a)(c)
JPMorgan Reremic, 2015-1 4A2	0.588%	9/27/36	14,614,878	7,703,217	(a)(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.512%	6/15/36	745,271	3,778	(a)(c)
Lehman Mortgage Trust, 2006-7 2A5, IO	5.794%	11/25/36	33,049,835	9,600,065	(c)
Lehman Mortgage Trust, 2006-7 3A4, IO	6.394%	11/25/36	8,966,635	2,759,005	(c)
Lehman Mortgage Trust, 2006-8 2A2, IO	5.996%	12/25/36	8,164,900	2,049,752	(c)
Lone Star Portfolio Trust	7.500%	9/15/20	13,295,768	13,164,929	(a)(c)
Lone Star Portfolio Trust, 2015-LSP F	7.604%	9/15/28	13,844,281	13,313,443	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-04 3A1	2.815%	5/25/34	597,798	586,443	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-06 5A1	3.469%	7/25/34	560,776	528,492	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.966%	4/25/46	244,150	174,164	(c)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	1,993,193	1,876,033	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	3,112,803	3,128,512	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	1.106%	5/25/35	3,108,503	2,402,928	(a)(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	20,124,899	17,195,643	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	2,900,000	2,479,233	(a)(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.177%	9/12/49	12,374,000	8,677,267	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	1,283,000	1,289,728
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.084%	7/15/46	110,000	117,527	(c)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	27,115,430	24,150,800
Morgan Stanley Mortgage Loan Trust, 2004-05AR 2A	3.089%	7/25/34	45,820	44,993	(c)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.966%	7/25/35	2,555,311	2,249,396	(c)
Morgan Stanley Reremic Trust, 2014-R2 1B	1.343%	12/26/46	22,489,646	10,616,890	(a)(c)
Morgan Stanley Reremic Trust, 2015-R3 7A1	1.245%	4/26/47	31,006,997	30,087,646	(a)(c)

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Reremic Trust, 2015-R4 1B	0.834%	8/26/47	34,710,119	$14,105,672	(a)(c)
Morgan Stanley Reremic Trust, 2015-R7 1BXA	10.505%	2/26/29	18,137,842	19,281,179	(a)(c)
Mortgage Loan Resecuritization Trust, 2009-RS1 A85	0.957%	4/16/36	68,642,956	56,830,388	(a)(c)
Mortgage Repurchase Agreement Financing Trust, 2016-4 A1	1.737%	5/10/19	9,240,000	9,219,921	(a)(c)
Motel 6 Trust, 2015-MTL6 F	5.000%	2/5/30	29,740,000	28,695,552	(a)
Multifamily Trust, 2016-1 B	9.167%	4/25/46	8,926,808	9,803,840	(a)(c)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	103,335	83,201
Nomura Resecuritization Trust, 2015-5R 3A5	0.844%	2/26/46	11,592,933	5,608,211	(a)(c)
Prime Mortgage Trust, 2006-1 3A2, IO	6.394%	6/25/36	17,023,212	3,178,451	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	40,103,698	37,944,194	(a)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	1.206%	1/25/37	12,698,429	7,308,813	(c)
RBSSP Resecuritization Trust, 2009-12 9A2	3.014%	3/25/36	12,696,681	9,308,618	(a)(c)
Residential Accredit Loans Inc., 2006-QO3 A1	0.966%	4/25/46	14,886,285	6,700,732	(c)
Residential Accredit Loans Inc., 2006-QO3 A2	1.016%	4/25/46	3,684,311	1,685,503	(c)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO	6.404%	9/25/36	26,074,128	5,725,182	(c)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	3,763,059	3,274,877
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	726,905	637,265
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	411,120	351,146
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	75,407	76,299
Residential Asset Securitization Trust, 2004-A2 1A3, PAC	1.156%	5/25/34	19,635	18,338	(c)
Residential Asset Securitization Trust, 2007-A3 2A2, IO	5.934%	4/25/37	51,963,240	12,469,005	(c)
Structured ARM Loan Trust, 2004-08 1A1	2.965%	7/25/34	2,470	2,463	(c)
Structured ARM Loan Trust, 2004-09XS A	0.962%	7/25/34	58,577	56,335	(c)
Structured ARM Loan Trust, 2005-19XS 2A1	0.884%	10/25/35	619,568	586,453	(c)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	1.449%	10/19/33	238,951	222,163	(c)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.966%	4/25/36	2,351,061	1,883,418	(c)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.772%	7/25/46	224,041	184,637	(c)
Structured Asset Securities Corp., 2002-9 A2	1.356%	10/25/27	33,042	32,213	(c)
Structured Asset Securities Corp., 2005-RF1 A	1.106%	3/25/35	53,739	45,060	(a)(c)
Suntrust Alternative Loan Trust, 2006-1F 3A	1.106%	4/25/36	22,766,387	8,214,438	(c)
Voyager BRSTN Delaware Trust, 2009-1 UAU7	0.842%	12/26/36	2,026,953	1,986,792	(a)(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.779%	9/25/33	17,195	17,393	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.882%	10/25/45	3,158,259	3,021,250	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A1	0.844%	11/25/45	7,876,552	7,347,373	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1C3	1.064%	11/25/45	53,350,283	27,894,579	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	45

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.854%	12/25/45	9,738,371	$9,222,660	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-5 1A4, IO	4.644%	7/25/36	17,607,107	4,047,073	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.589%	9/25/36	249,838	222,549	(c)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	64,717,440	63,232,162	(a)(c)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO	4.704%	3/25/37	25,379,284	3,567,183	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	1.186%	6/25/37	9,787,108	7,168,997	(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 B	4.296%	7/15/46	450,000	476,134	(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	1,753,000	1,132,110	(a)
Wells Fargo Commercial Mortgage Trust, 2014-LC18 AS	3.808%	12/15/47	5,630,000	5,751,535
Wells Fargo Commercial Mortgage Trust, 2015-C26	3.580%	2/15/48	18,590,000	18,783,470
Wells Fargo Commercial Mortgage Trust, 2015-C28 A4	3.540%	5/15/48	10,550,000	10,835,155
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 A5	3.148%	5/15/48	16,050,000	16,107,587
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 B	3.658%	5/15/48	16,700,000	16,472,062	(c)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	91,342	91,402	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A2	3.001%	11/25/34	67,934	67,022	(c)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.500%	6/15/45	198,795	12,005	(a)(c)
WF-RBS Commercial Mortgage Trust, 2013-C14 D	3.997%	6/15/46	4,790,000	4,217,501	(a)(c)
WF-RBS Commercial Mortgage Trust, 2014-C19 B	4.723%	3/15/47	270,000	288,162	(c)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.235%	3/15/47	51,898,572	2,989,088	(c)
WF-RBS Commercial Mortgage Trust, 2014-C24 D	3.692%	11/15/47	5,830,000	3,563,834	(a)
Total Collateralized Mortgage Obligations (Cost — $2,271,168,205)				2,177,766,076
Mortgage-Backed Securities — 18.6%
FHLMC — 4.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	2/1/17-11/1/36	133,053	140,465
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/18-9/1/39	4,944,494	5,597,196
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	7/1/20-12/1/38	6,406,610	7,143,930
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-8/1/43	51,322,477	54,393,215
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	6/1/27	3,787,004	3,799,444
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	4/1/32-3/1/39	1,383,441	1,642,799
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/1/33-3/1/45	95,028,652	98,093,096

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/38-11/1/41	16,822,509	$18,395,261
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/1/43-5/1/43	7,198,911	7,192,578
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	11/1/44	4,513,814	4,891,037
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/18/47	385,600,000	382,890,929	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	1/18/47	140,700,000	144,068,766	(h)
Total FHLMC				728,248,716
FNMA — 10.2%
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-5/1/40	6,516,017	7,273,385
Federal National Mortgage Association (FNMA)	6.500%	6/1/17-5/1/40	21,002,135	23,768,006
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	62	66
Federal National Mortgage Association (FNMA)	4.500%	7/1/23-2/1/45	251,466,196	272,010,164
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-2/1/41	42,704,098	48,609,613
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	3,140,000	3,121,439
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	17,134,626	16,858,103
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	6,863,709	7,875,839
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	3,789	4,451
Federal National Mortgage Association (FNMA)	2.500%	1/23/32	116,700,000	116,884,619	(h)
Federal National Mortgage Association (FNMA)	3.000%	1/23/32-1/18/47	266,100,000	265,018,953	(h)
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-9/1/41	74,538,578	82,042,444
Federal National Mortgage Association (FNMA)	3.500%	9/1/33-1/1/46	159,821,926	164,147,988
Federal National Mortgage Association (FNMA)	2.464%	11/1/35	48,381	50,316	(c)
Federal National Mortgage Association (FNMA)	2.470%	11/1/35	45,351	47,427	(c)
Federal National Mortgage Association (FNMA)	2.489%	11/1/35	61,112	63,754	(c)
Federal National Mortgage Association (FNMA)	2.516%	11/1/35	49,394	51,386	(c)
Federal National Mortgage Association (FNMA)	2.565%	11/1/35	54,211	56,379	(c)
Federal National Mortgage Association (FNMA)	4.000%	9/1/40-1/1/45	275,335,943	291,402,280
Federal National Mortgage Association (FNMA)	3.000%	11/1/42-11/1/46	84,257,730	83,796,299
Federal National Mortgage Association (FNMA)	3.500%	1/18/47	153,000,000	156,813,051	(h)
Federal National Mortgage Association (FNMA)	4.000%	1/18/47	225,400,000	236,964,958	(h)
Federal National Mortgage Association (FNMA)	5.000%	1/18/47	27,900,000	30,393,562	(h)
Total FNMA				1,807,254,482
GNMA — 4.3%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	38,826	42,166
Government National Mortgage Association (GNMA)	7.000%	9/15/23-7/15/31	108,740	119,694
Government National Mortgage Association (GNMA)	8.500%	11/15/27	1,213	1,218

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	47

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
GNMA — continued
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	4,620,666		$5,319,846
Government National Mortgage Association (GNMA)	6.000%	1/15/29-2/15/37	10,513,741		12,065,150
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	15,066		15,658
Government National Mortgage Association (GNMA)	1.139%	8/20/31	734		738	(c)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/36	9,046,256		10,217,250
Government National Mortgage Association (GNMA)	3.500%	1/24/47	52,100,000		54,173,726	(h)
Government National Mortgage Association (GNMA) II	5.000%	4/20/35-11/20/40	15,990,183		17,631,683
Government National Mortgage Association (GNMA) II	6.500%	10/20/37	2,674,683		3,076,992
Government National Mortgage Association (GNMA) II	6.000%	9/20/38-11/20/41	7,386,650		8,351,628
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-7/20/41	52,652,920		56,759,797
Government National Mortgage Association (GNMA) II	4.000%	4/20/44-9/20/45	30,172,493		32,324,283
Government National Mortgage Association (GNMA) II	3.500%	10/20/45	7,120,036		7,416,803
Government National Mortgage Association (GNMA) II	3.000%	1/24/47	353,700,000		358,128,147	(h)
Government National Mortgage Association (GNMA) II	3.500%	1/24/47	187,100,000		194,492,639	(h)
Total GNMA					760,137,418
Total Mortgage-Backed Securities (Cost — $3,295,230,303)					3,295,640,616
Non-U.S. Treasury Inflation Protected Securities — 0.4%
Japan — 0.4%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/26	9,269,476,125	JPY	84,585,209
Senior Loans — 3.8%
Consumer Discretionary — 1.5%
Diversified Consumer Services — 0.0%
Laureate Education Inc., 2016 Term Loan	8.868%	3/17/21	1,936,432		1,940,669	(i)(j)
Hotels, Restaurants & Leisure — 0.4%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	19,429,500		19,575,221	(i)(j)

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Aristocrat Technologies Inc., 2016 Term Loan B	3.631%	10/20/21	12,764,633	$12,885,897	(i)(j)(k)
Boyd Gaming Corp., Term Loan B2	3.756%	9/15/23	8,453,813	8,526,025	(i)(j)(k)
CCM Merger Inc., New Term Loan B	4.020%	8/8/21	2,443,174	2,449,282	(i)(j)
Hilton Worldwide Finance LLC, Term Loan B1	3.500%	10/26/20	743,571	749,148	(i)(j)
Hilton Worldwide Finance LLC, Term Loan B2	3.256%	10/25/23	16,931,529	17,103,875	(i)(j)
Landry’s Inc., 2016 Term Loan B	4.000%	10/4/23	7,648,752	7,721,415	(i)(j)
Station Casinos LLC, 2016 Term Loan B	3.750%	6/8/23	5,845,625	5,908,647	(i)(j)
Total Hotels, Restaurants & Leisure				74,919,510
Media — 0.5%
Charter Communications Operating LLC, 2016 Term Loan I	3.500%	1/24/23	18,263,269	18,334,294	(i)(j)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan	3.750%	12/8/23	3,435,000	3,450,028	(i)(j)(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	20,214,208	20,295,631	(i)(j)(k)
UPC Financing Partnership, USD Term Loan AN	4.080%	8/31/24	13,600,000	13,729,200	(i)(j)(k)
Virgin Media Investment Holdings Ltd., USD Term Loan I	—	1/31/25	16,778,272	16,841,190	(k)
Ziggo Financing Partnership, USD Term Loan B1	3.500%	1/15/22	3,997,400	4,008,109	(i)(j)
Ziggo Financing Partnership, USD Term Loan B2A	3.500%	1/15/22	2,369,000	2,375,347	(i)(j)
Ziggo Financing Partnership, USD Term Loan B3	3.701%	1/15/22	736,114	738,086	(i)(j)
Total Media				79,771,885
Multiline Retail — 0.1%
Dollar Tree Inc., Term Loan B3	3.250%	7/6/22	3,489,670	3,514,387	(i)(j)
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	15,310,431	13,306,158	(i)(j)
Total Multiline Retail				16,820,545
Specialty Retail — 0.5%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	16,117,085	14,868,011	(i)(j)
CWGS Group LLC, 2016 Term Loan	4.500%	11/8/23	3,600,000	3,625,877	(i)(j)
Michaels Stores Inc., 2016 Term Loan B1	3.750%	1/27/23	17,334,846	17,495,818	(i)(j)
Party City Holdings Inc., 2016 Term Loan	3.820-4.240%	8/19/22	16,045,148	16,132,899	(i)(j)
Petco Animal Supplies Inc., 2016 Term Loan B1	5.000%	1/26/23	19,275,995	19,401,829	(i)(j)(k)
PetSmart Inc., Term Loan B2	4.000%	3/11/22	19,391,217	19,450,709	(i)(j)
Total Specialty Retail				90,975,143
Textiles, Apparel & Luxury Goods — 0.0%
Kate Spade & Co., Term Loan B	4.000%	4/10/21	750,000	751,250	(i)(j)
Total Consumer Discretionary				265,179,002
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Albertsons LLC, USD 2016 Term Loan B4	3.770%	8/22/21	7,301,700	7,377,002	(i)(j)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	49

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — continued
Albertsons LLC, USD 2016 Term Loan B6	4.061%	6/22/23	10,014,114	$10,151,808	(i)(j)(k)
Total Food & Staples Retailing				17,528,810
Food Products — 0.0%
Keurig Green Mountain Inc., USD Term Loan B	5.250-5.313%	3/3/23	6,708,840	6,803,884	(i)(j)
Total Consumer Staples				24,332,694
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Murray Energy Corp., Term Loan B2	8.250%	4/16/20	12,837,387	12,211,564	(i)(j)
Financials — 0.0%
Capital Markets — 0.0%
RPI Finance Trust, Term Loan B5	3.498%	10/14/22	5,323,083	5,381,067	(i)(j)
Diversified Financial Services — 0.0%
Delos Finance Sarl, Term Loan B	3.748%	3/6/21	1,750,000	1,761,375	(i)(j)
Total Financials				7,142,442
Health Care — 0.5%
Health Care Providers & Services — 0.3%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	12,720,403	12,656,801	(i)(j)
DaVita HealthCare Partners Inc., Term Loan B	3.520%	6/24/21	1,600,895	1,613,569	(i)(j)
HCA Inc., Term Loan B7	3.520%	2/15/24	13,108,148	13,241,575	(i)(j)
Jaguar Holding Co. II, 2015 Term Loan B	4.250%	8/18/22	11,563,326	11,666,911	(i)(j)(k)
MPH Acquisition Holdings LLC, 2016 Term Loan B	5.000%	6/7/23	17,111,470	17,398,703	(i)(j)
Total Health Care Providers & Services				56,577,559
Pharmaceuticals — 0.2%
Akorn Inc., Term Loan B	5.250%	4/16/21	3,184,450	3,224,255	(i)(j)
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	11,935,719	12,005,340	(i)(j)
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.500%	4/1/22	10,063,875	10,065,133	(i)(j)
Total Pharmaceuticals				25,294,728
Total Health Care				81,872,287
Industrials — 0.4%
Aerospace & Defense — 0.1%
BE Aerospace Inc., 2014 Term Loan B	3.850-3.940%	12/16/21	17,906,490	17,979,244	(i)(j)
Air Freight & Logistics — 0.1%
XPO Logistics Inc., Term Loan B2	4.250%	10/30/21	19,079,260	19,303,442	(i)(j)
Airlines — 0.1%
American Airlines Inc., New Term Loan	3.256%	6/27/20	19,137,140	19,220,865	(i)(j)
Commercial Services & Supplies — 0.1%
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	4,302,574	4,305,646	(i)(j)

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Prime Security Services Borrower LLC, 2016 Incremental Term Loan B1	4.750%	5/2/22	6,950,000	$7,021,238	(i)(j)
Total Commercial Services & Supplies				11,326,884
Machinery — 0.0%
Gardner Denver Inc., USD Term Loan	4.250-4.568%	7/30/20	3,073,110	3,036,617	(i)(j)
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	1,777,544	1,676,446	(i)(j)
Total Machinery				4,713,063
Transportation Infrastructure — 0.0%
Flying Fortress Inc., New Term Loan	3.500%	4/30/20	5,510,000	5,539,203	(i)(j)
Total Industrials				78,082,701
Information Technology — 0.2%
Electronic Equipment, Instruments & Components — 0.1%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/20/20	2,418,750	2,420,765	(i)(j)
Zebra Technologies Corp., 2016 Term Loan B	3.446%	10/27/21	7,542,644	7,603,927	(i)(j)
Total Electronic Equipment, Instruments & Components				10,024,692
IT Services — 0.1%
First Data Corp., 2016 USD Term Loan	3.756%	3/24/21	14,416,439	14,551,593	(i)(j)(k)
First Data Corp., USD 2016 Repriced Term Loan	3.756%	7/10/22	4,664,767	4,713,747	(i)(j)
Total IT Services				19,265,340
Total Information Technology				29,290,032
Materials — 0.3%
Construction Materials — 0.1%
American Builders & Contractors Supply Co., Term Loan B	3.520%	10/31/23	15,525,122	15,660,966	(i)(j)
Containers & Packaging — 0.2%
Berry Plastics Holding Corp., Term Loan H	3.750%	10/1/22	18,598,508	18,751,946	(i)(j)
Reynolds Group Holdings Inc., 2016 USD Term Loan	4.250%	2/5/23	18,943,640	19,137,376	(i)(j)(k)
Total Containers & Packaging				37,889,322
Total Materials				53,550,288
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B	3.500%	4/25/23	11,041,886	11,121,255	(i)(j)
Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, Term Loan B	—	10/16/20	1,500,000	1,513,751	(k)
Total Real Estate				12,635,006
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	10,573,825	10,209,409	(i)(j)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	51

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Level 3 Financing Inc., 2015 Term Loan B2	3.500%	5/31/22	23,120,000		$23,307,850	(i)(j)(k)
Total Diversified Telecommunication Services					33,517,259
Wireless Telecommunication Services — 0.2%
CSC Holdings LLC, 2016 Term Loan	3.876%	10/11/24	11,776,461		11,894,225	(i)(j)(k)
T-Mobile USA Inc., Term Loan B	3.520%	11/9/22	18,724,484		18,918,414	(i)(j)(k)
Total Wireless Telecommunication Services					30,812,639
Total Telecommunication Services					64,329,898
Utilities — 0.2%
Independent Power and Renewable Electricity Producers — 0.2%
Energy Future Intermediate Holding Co., LLC, 2016 DIP Term Loan	4.250%	6/30/17	34,950,000		35,150,963	(i)(j)
NRG Energy Inc., 2016 Term Loan B	3.748%	6/30/23	6,733,653		6,794,680	(i)(j)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	2,548,879		2,529,762	(i)(j)
Total Utilities					44,475,405
Total Senior Loans (Cost — $674,220,486)					673,101,319
Sovereign Bonds — 5.7%
Argentina — 0.2%
Republic of Argentina, Senior Notes	6.875%	4/22/21	11,810,000		12,577,650	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	7,380,000		7,749,000	(a)
Republic of Argentina, Senior Notes	7.125%	7/6/36	3,600,000		3,424,500	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	7,150,000		7,150,000	(a)
Total Argentina					30,901,150
Brazil — 1.2%
Federative Republic of Brazil, Notes	10.000%	1/1/21	442,468,000	BRL	130,921,288
Federative Republic of Brazil, Notes	10.000%	1/1/23	159,276,000	BRL	46,042,249
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	25,970,000		23,105,509
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	12,650,000		10,261,680
Federative Republic of Brazil, Senior Notes	2.625%	1/5/23	4,490,000		3,996,100
Total Brazil					214,326,826
China — 0.4%
China Government Bond, Senior Bonds	3.380%	11/21/24	115,500,000	CNY	15,983,026	(g)
China Government Bond, Senior Bonds	3.390%	5/21/25	59,000,000	CNY	8,153,198	(g)
China Government Bond, Senior Bonds	3.310%	11/30/25	273,500,000	CNY	37,470,228	(g)
Total China					61,606,452
Colombia — 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	14,210,000		14,636,300
Indonesia — 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	19,290,000		19,362,183	(g)

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Notes	3.750%	4/25/22	370,000		$371,384	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	310,000		338,332	(g)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	510,000		539,892	(g)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	7,620,000		8,252,940	(g)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,767,000		1,949,538	(a)
Republic of Indonesia, Senior Notes	4.625%	4/15/43	5,050,000		4,910,211	(g)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	3,610,000		3,601,903	(g)
Total Indonesia					39,326,383
Mexico — 1.8%
United Mexican States, Senior Bonds	6.500%	6/9/22	2,103,009,800	MXN	97,948,650
United Mexican States, Senior Bonds	10.000%	12/5/24	324,780,000	MXN	18,130,629
United Mexican States, Senior Bonds	7.750%	11/23/34	827,820,000	MXN	39,584,002
United Mexican States, Senior Bonds	7.750%	11/13/42	2,458,076,200	MXN	116,796,520
United Mexican States, Senior Notes	5.550%	1/21/45	45,670,000		46,697,575
Total Mexico					319,157,376
Peru — 0.1%
Republic of Peru, Senior Bonds	6.550%	3/14/37	2,330,000		2,925,315
Republic of Peru, Senior Bonds	5.625%	11/18/50	12,550,000		14,212,875
Total Peru					17,138,190
Poland — 0.9%
Republic of Poland, Bonds	3.250%	7/25/25	192,300,000	PLN	45,096,169
Republic of Poland, Bonds	2.500%	7/25/26	398,310,000	PLN	86,474,289
Republic of Poland, Senior Notes	4.000%	1/22/24	34,870,000		35,663,572
Total Poland					167,234,030
Portugal — 0.1%
Republic of Portugal, Notes	5.125%	10/15/24	17,790,000		17,211,825	(a)
Russia — 0.7%
Russian Federal Bond, Bonds	7.000%	8/16/23	1,514,730,000	RUB	23,174,542
Russian Federal Bond, Bonds	7.750%	9/16/26	458,110,000	RUB	7,197,207
Russian Federal Bond, Bonds	8.150%	2/3/27	1,987,040,000	RUB	32,261,762
Russian Federal Bond, Bonds	7.050%	1/19/28	4,354,110,000	RUB	64,887,986
Total Russia					127,521,497
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1		1
Total Sovereign Bonds (Cost — $1,163,712,382)					1,009,060,030
U.S. Government & Agency Obligations — 22.9%
U.S. Government Agencies — 1.4%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,585,000		3,390,830

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	53

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC)	1.000%	9/29/17	39,490,000	$39,528,266
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	45,010,000	62,612,781
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	83,870,000	79,534,173
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,770,000	13,469,194
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,603,000	14,345,870
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,765,000	11,583,313
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,196,612
Tennessee Valley Authority, Notes	5.250%	9/15/39	16,493,000	20,715,109
Total U.S. Government Agencies				246,376,148
U.S. Government Obligations — 21.5%
U.S. Department of Housing and Urban Development, Notes	2.850%	8/1/24	4,537,000	4,632,150
U.S. Department of Housing and Urban Development, Senior Notes	2.350%	8/1/21	10,000,000	10,042,900
U.S. Department of Housing and Urban Development, Senior Notes	2.450%	8/1/22	9,000,000	9,037,017
U.S. Treasury Bonds	2.875%	5/15/43	164,750,000	159,131,696
U.S. Treasury Bonds	3.375%	5/15/44	391,675,000	415,343,920
U.S. Treasury Bonds	3.000%	11/15/44	282,340,000	278,910,134
U.S. Treasury Bonds	3.000%	5/15/45	496,760,000	490,045,792
U.S. Treasury Bonds	3.000%	11/15/45	320,205,000	315,827,157
U.S. Treasury Bonds	2.500%	2/15/46	29,255,000	25,995,817
U.S. Treasury Bonds	2.250%	8/15/46	140,060,000	117,765,249
U.S. Treasury Bonds	2.875%	11/15/46	15,670,000	15,128,899
U.S. Treasury Notes	0.625%	11/30/17	16,890,000	16,850,410
U.S. Treasury Notes	1.500%	8/31/18	1,650,000	1,660,313
U.S. Treasury Notes	1.125%	1/15/19	65,870,000	65,743,925
U.S. Treasury Notes	1.625%	7/31/19	44,020,000	44,327,788
U.S. Treasury Notes	1.625%	6/30/20	40,770,000	40,789,121
U.S. Treasury Notes	2.625%	11/15/20	330,000	341,086
U.S. Treasury Notes	1.375%	1/31/21	95,750,000	94,220,202
U.S. Treasury Notes	1.375%	4/30/21	64,980,000	63,743,885
U.S. Treasury Notes	1.125%	6/30/21	16,070,000	15,553,382
U.S. Treasury Notes	1.125%	9/30/21	21,520,000	20,757,546
U.S. Treasury Notes	1.750%	9/30/22	100,000,000	98,105,500
U.S. Treasury Notes	1.500%	2/28/23	134,020,000	128,900,034
U.S. Treasury Notes	1.375%	6/30/23	400,720,000	380,652,744
U.S. Treasury Notes	1.250%	7/31/23	147,490,000	138,847,971
U.S. Treasury Notes	1.375%	8/31/23	19,190,000	18,181,777

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.375%	9/30/23	31,770,000	$30,085,936
U.S. Treasury Notes	2.125%	11/30/23	408,290,000	405,578,546
U.S. Treasury Notes	2.250%	12/31/23	187,030,000	187,117,717
U.S. Treasury Notes	2.375%	8/15/24	97,235,000	97,686,948
U.S. Treasury Notes	1.625%	5/15/26	102,060,000	95,170,950
U.S. Treasury Notes	1.500%	8/15/26	5,000	4,599
U.S. Treasury Notes	2.000%	11/15/26	23,030,000	22,158,268
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	6,080,000	5,069,066
Total U.S. Government Obligations				3,813,408,445
Total U.S. Government & Agency Obligations (Cost — $4,145,554,899)				4,059,784,593
U.S. Treasury Inflation Protected Securities — 3.6%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	53,781,759	61,752,538
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	11,015,748	13,643,114
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	11,644,985	14,496,399
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	99,913,716	94,590,513
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	54,302,744	49,717,040
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	14,852,131	16,208,294
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	54,752,977	51,519,321
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	23,096,196	23,193,801
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/21	137,928,571	138,717,936
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	188,090,498	181,883,700
Total U.S. Treasury Inflation Protected Securities (Cost — $639,108,511)				645,722,656

			Shares
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Red Rock Resorts Inc., Class A Shares			3,217	74,602
Preferred Stocks — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I	6.691%		431,316	10,955,426	(c)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.257%		82,775	2,137,251	(c)
Total Preferred Stocks (Cost — $12,644,748)				13,092,677

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	55

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Security		Expiration Date	Contracts	Value
Purchased Options — 0.1%
Canadian Dollar Futures, Call @ $75.00		3/3/17	311	$264,350
Japanese Yen Futures, Put @ 94.00 JPY		3/3/17	154	1,578,500
U.S. Dollar/Japanese Yen, Call @ 105.92 JPY		2/10/17	60,970,000	5,591,802
U.S. Treasury 5-Year Notes Futures, Put @ $108.50		2/24/17	520	8,125
U.S. Treasury 5-Year Notes Futures, Put @ $109.75		1/27/17	10,300	10,300
U.S. Treasury 10-Year Notes Futures, Call @ $123.00		1/27/17	384	588,000
U.S. Treasury Long-Term Bonds Futures, Call @ $149.00		1/27/17	579	1,537,969
Total Purchased Options (Cost — $3,105,441)				9,579,046
Total Investments before Short-Term Investments (Cost — $17,795,024,669)				17,567,052,095

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 10.6%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $39,992,711)	0.411%	1/17/17	40,000,000	39,992,711	(l)
Repurchase Agreements — 0.2%
Deutsche Bank Securities Inc. repurchase agreement dated 12/30/16; Proceeds at maturity — $30,001,467; (Fully collateralized by U.S. government obligations, 1.625% due 1/15/18; Market value — $30,600,000) (Cost — $30,000,000)	0.440%	1/3/17	30,000,000	30,000,000

			Shares
Money Market Funds — 10.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,807,512,307)	0.411%		1,807,512,307	1,807,512,307
Total Short-Term Investments (Cost — $1,877,505,018)				1,877,505,018
Total Investments — 109.7% (Cost — $19,672,529,687#)				19,444,557,113
Liabilities in Excess of Other Assets — (9.7)%				(1,725,850,688)
Total Net Assets — 100.0%				$17,718,706,425

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	The coupon payment on these securities is currently in default as of December 31, 2016.

(e)	Value is less than $1.

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Fund 2016 Annual Report

Western Asset Core Plus Bond Fund

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(h)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2016, the Fund held TBA securities with a total cost of $1,940,241,797 (See Note 1).

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	All or a portion of this loan is unfunded as of December 31, 2016. The interest rate for fully unfunded term loans is to be determined.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $19,707,989,565.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
DIP	— Debtor-in-Possession
GBP	— British Pound
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso
PAC	— Planned Amortization Class
PLN	— Polish Zloty
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price		Contracts	Value
Australian Dollar Futures, Call	2/3/17	$72.00		622	$634,440
Euro Bund, Put	1/27/17	$162.00		302	114,444
Japanese Yen Futures, Call	1/6/17	91.00	JPY	450	2,812
Japanese Yen Futures, Call	1/6/17	90.00	JPY	152	2,850
Japanese Yen Futures, Call	1/6/17	89.00	JPY	608	30,400
Japanese Yen Futures, Call	1/6/17	87.00	JPY	608	205,200
Japanese Yen Futures, Call	2/3/17	88.00	JPY	364	309,400
Japanese Yen Futures, Call	2/3/17	89.00	JPY	581	341,337
Japanese Yen Futures, Call	2/3/17	87.00	JPY	618	757,050

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	57

Schedule of investments (cont’d)

December 31, 2016

Western Asset Core Plus Bond Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price		Contracts	Value
Japanese Yen Futures, Call	3/3/17	89.00	JPY	643	$618,888
Japanese Yen Futures, Call	3/3/17	87.00	JPY	677	1,159,363
Japanese Yen Futures, Put	1/6/17	86.00	JPY	912	729,600
Japanese Yen Futures, Put	2/3/17	84.00	JPY	1,233	924,750
Japanese Yen Futures, Put	3/3/17	84.00	JPY	92	109,250
U.S. Dollar/Brazilian Real, Put	2/15/17	3.55	BRL	88,150,000	7,058,171
U.S. Dollar/Mexican Peso, Put	1/23/17	17.95	MXN	197,090,000	591
U.S. Dollar/Mexican Peso, Put	2/14/17	19.91	MXN	96,160,000	460,606
U.S. Treasury 5-Year Notes Futures, Call	1/27/17	$120.00		3,793	59,266
U.S. Treasury 5-Year Notes Futures, Call	1/27/17	$118.50		1,015	111,016
U.S. Treasury 5-Year Notes Futures, Call	1/27/17	$117.50		607	303,500
U.S. Treasury 5-Year Notes Futures, Call	1/27/17	$117.75		6,528	2,346,000
U.S. Treasury 5-Year Notes Futures, Call	2/24/17	$120.00		1,216	66,501
U.S. Treasury 5-Year Notes Futures, Call	2/24/17	$117.75		2,983	1,654,634
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	$126.00		257	36,141
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	$126.50		447	41,906
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	$123.50		442	511,062
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	$124.50		1,209	680,063
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	$125.00		2,166	778,406
U.S. Treasury 10-Year Notes Futures, Call	1/27/17	$124.00		3,951	3,271,922
U.S. Treasury 10-Year Notes Futures, Call	2/24/17	$127.50		1,153	180,156
U.S. Treasury 10-Year Notes Futures, Call	2/24/17	$126.00		571	214,125
U.S. Treasury 10-Year Notes Futures, Call	2/24/17	$127.00		1,234	250,656
U.S. Treasury 10-Year Notes Futures, Call	2/24/17	$125.00		943	648,313
U.S. Treasury 10-Year Notes Futures, Put	1/27/17	$124.00		501	273,984
U.S. Treasury 10-Year Notes Futures, Put	1/27/17	$123.00		1,467	366,750
U.S. Treasury Long-Term Bonds Futures, Call	1/27/17	$152.00		203	218,859
U.S. Treasury Long-Term Bonds Futures, Call	1/27/17	$153.00		397	297,750
U.S. Treasury Long-Term Bonds Futures, Call	1/27/17	$154.00		816	408,000
U.S. Treasury Long-Term Bonds Futures, Call	1/27/17	$151.00		1,365	2,047,500
U.S. Treasury Long-Term Bonds Futures, Call	1/27/17	$150.00		1,279	2,597,969
U.S. Treasury Long-Term Bonds Futures, Call	2/24/17	$156.00		497	349,453
U.S. Treasury Long-Term Bonds Futures, Put	1/27/17	$148.00		403	289,656
Total Written Options (Premiums received — $29,191,122)					$31,462,740

See Notes to Financial Statements.

58	Western Asset Core Plus Bond Fund 2016 Annual Report

Statement of assets and liabilities

December 31, 2016

Assets:
Investments, at value (Cost — $19,672,529,687)	$19,444,557,113
Foreign currency, at value (Cost — $58,326,493)	57,109,668
Cash	6,423,193
Receivable for securities sold	336,534,614
Interest and dividends receivable	117,076,193
Deposits with brokers for open futures contracts	83,616,724
Receivable for Fund shares sold	70,200,013
Unrealized appreciation on forward foreign currency contracts	64,256,172
Deposits with brokers for centrally cleared swap contracts	27,995,707
Foreign currency collateral for open futures contracts, at value (Cost — $28,567,001)	27,959,385
Deposits with brokers for written options	13,601,275
Deposits with brokers for TBA securities	6,448,000
Receivable from broker — variation margin on open futures contracts	4,265,567
Deposits with brokers for OTC swap contracts	2,477,000
Deposits with brokers for purchased options	2,275,872
Principal paydown receivable	401,831
OTC swaps, at value (premiums paid — $74,925)	73,480
Receivable for open OTC swap contracts	10,370
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $11,364)	9,908
Prepaid expenses	472,098
Total Assets	20,265,764,183

Liabilities:
Payable for securities purchased	2,392,099,609
Unrealized depreciation on forward foreign currency contracts	66,218,841
Payable for Fund shares repurchased	32,079,678
Written options, at value (premiums received — $29,191,122)	31,462,740
Distributions payable	8,575,887
Payable to broker — variation margin on centrally cleared swaps	6,238,499
Investment management fee payable	4,856,815
Service and/or distribution fees payable	484,220
OTC swaps, at value (premiums received — $330,748)	344,665
Directors’ fees payable	97,983
Accrued expenses	4,598,821
Total Liabilities	2,547,057,758
Total Net Assets	$17,718,706,425

Net Assets:
Par value (Note 7)	$1,550,751
Paid-in capital in excess of par value	18,121,113,942
Overdistributed net investment income	(24,810,839)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(175,417,675)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(203,729,754)
Total Net Assets	$17,718,706,425

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	59

Statement of assets and liabilities (cont’d)

December 31, 2016

Net Assets:
Class A	$825,234,238
Class C	$186,414,754
Class C1	$25,068,707
Class FI	$405,912,468
Class R	$130,138,968
Class I	$12,190,850,420
Class IS	$3,955,086,870

Shares Outstanding:
Class A	72,287,860
Class C	16,307,221
Class C1	2,195,095
Class FI	35,526,972
Class R	11,407,157
Class I	1,066,816,656
Class IS	346,210,427

Net Asset Value:
Class A (and redemption price)	$11.42
Class C*	$11.43
Class C1*	$11.42
Class FI (and redemption price)	$11.43
Class R (and redemption price)	$11.41
Class I (and redemption price)	$11.43
Class IS (and redemption price)	$11.42
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.93

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

60	Western Asset Core Plus Bond Fund 2016 Annual Report

Statement of operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$623,372,150
Dividends	919,010
Total Investment Income	624,291,160

Expenses:
Investment management fee (Note 2)	68,542,532
Transfer agent fees (Note 5)	13,986,709
Service and/or distribution fees (Notes 2 and 5)	7,138,507
Fund accounting fees	1,003,874
Legal fees	624,245
Directors’ fees	519,768
Registration fees	231,635
Insurance	193,091
Commitment fees (Note 8)	176,417
Custody fees	129,401
Shareholder reports	118,324
Audit and tax fees	88,971
Miscellaneous expenses	269,651
Total Expenses	93,023,125
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(7,527,339)
Net Expenses	85,495,786
Net Investment Income	538,795,374

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions and investments in other assets	(146,346,056)
Futures contracts	85,835,521
Written options	184,363,473
Swap contracts	(76,869,564)
Foreign currency transactions	65,166,373
Net Realized Gain	112,149,747
Change in Net Unrealized Appreciation (Depreciation) From:
Investments and investments in other assets	88,740,958
Futures contracts	(14,199,015)
Written options	(7,116,637)
Swap contracts	62,179,245
Foreign currencies	(31,330,100)
Change in Net Unrealized Appreciation (Depreciation)	98,274,451
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	210,424,198
Increase in Net Assets From Operations	$749,219,572

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	61

Statements of changes in net assets

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$538,795,374	$440,463,818
Net realized gain	112,149,747	287,723,771
Change in net unrealized appreciation (depreciation)	98,274,451	(575,800,064)
Increase in Net Assets From Operations	749,219,572	152,387,525

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(635,288,497)	(450,839,484)
Net realized gains	(161,680,296)	—
Decrease in Net Assets From Distributions to Shareholders	(796,968,793)	(450,839,484)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	6,991,323,688	5,709,187,780
Reinvestment of distributions	661,674,255	385,458,599
Cost of shares repurchased	(5,101,044,407)	(3,475,730,744)
Increase in Net Assets From Fund Share Transactions	2,551,953,536	2,618,915,635
Increase in Net Assets	2,504,204,315	2,320,463,676

Net Assets:
Beginning of year	15,214,502,110	12,894,038,434
End of year*	$17,718,706,425	$15,214,502,110
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(24,810,839)	$76,028,539

See Notes to Financial Statements.

62	Western Asset Core Plus Bond Fund 2016 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.42	$11.63	$11.19	$11.67	$11.34

Income (loss) from operations:
Net investment income	0.33	0.30	0.35	0.31	0.21
Net realized and unrealized gain (loss)	0.18	(0.20)	0.46	(0.47)	0.34
Total income (loss) from operations	0.51	0.10	0.81	(0.16)	0.55

Less distributions from:
Net investment income	(0.40)	(0.31)	(0.37)	(0.32)	(0.22)
Net realized gains	(0.11)	—	—	—	—
Total distributions	(0.51)	(0.31)	(0.37)	(0.32)	(0.22)

Net asset value, end of year	$11.42	$11.42	$11.63	$11.19	$11.67
Total return[3]	4.42%	0.76%	7.36%	(1.34)%	4.88%

Net assets, end of year (000s)	$825,234	$492,182	$277,366	$151,890	$162,174

Ratios to average net assets:
Gross expenses	0.82%	0.89%	0.78%	0.79%	0.81%[4]
Net expenses[5]	0.81 [6]	0.89	0.78	0.79	0.81 [4,6]
Net investment income	2.85	2.58	2.99	2.71	2.67 [4]

Portfolio turnover rate[7]	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective May 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to May 1, 2016, the expense limitation was 0.90%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 244%, 229%, 306%, and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	63

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.44	$11.65	$11.20	$11.68	$11.34

Income (loss) from operations:
Net investment income	0.25	0.23	0.26	0.22	0.14
Net realized and unrealized gain (loss)	0.16	(0.20)	0.47	(0.46)	0.36
Total income (loss) from operations	0.41	0.03	0.73	(0.24)	0.50

Less distributions from:
Net investment income	(0.31)	(0.24)	(0.28)	(0.24)	(0.16)
Net realized gains	(0.11)	—	—	—	—
Total distributions	(0.42)	(0.24)	(0.28)	(0.24)	(0.16)

Net asset value, end of year	$11.43	$11.44	$11.65	$11.20	$11.68
Total return[3]	3.59%	0.22%	6.53%	(2.09)%	4.45%

Net assets, end of year (000s)	$186,415	$120,683	$53,446	$11,482	$6,146

Ratios to average net assets:
Gross expenses	1.52%	1.52%	1.53%[4]	1.59%	1.48%[5]
Net expenses[6]	1.52	1.52	1.53 [4,7]	1.57 [7]	1.48 [5,7]
Net investment income	2.13	1.99	2.26	1.97	1.89 [5]

Portfolio turnover rate[8]	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 244%, 229%, 306%, and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

64	Western Asset Core Plus Bond Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.43	$11.63	$11.18	$11.66	$11.67

Income (loss) from operations:
Net investment income	0.29	0.27	0.31	0.26	0.06
Net realized and unrealized gain (loss)	0.16	(0.20)	0.45	(0.47)	(0.01)
Total income (loss) from operations	0.45	0.07	0.76	(0.21)	0.05

Less distributions from:
Net investment income	(0.35)	(0.27)	(0.31)	(0.27)	(0.06)
Net realized gains	(0.11)	—	—	—	—
Total distributions	(0.46)	(0.27)	(0.31)	(0.27)	(0.06)

Net asset value, end of year	$11.42	$11.43	$11.63	$11.18	$11.66
Total return[3]	3.92%	0.63%	6.89%	(1.78)%	0.47%

Net assets, end of year (000s)	$25,069	$27,662	$30,785	$33,072	$44,839

Ratios to average net assets:
Gross expenses	1.21%	1.20%	1.24%	1.24%	1.26%[4]
Net expenses[5]	1.21	1.20	1.24	1.24	1.26 [4,6]
Net investment income	2.46	2.29	2.65	2.24	2.22 [4]

Portfolio turnover rate[7]	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 4, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C1 shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 244%, 229%, 306%, and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	65

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.44	$11.64	$11.19	$11.67	$11.10

Income (loss) from operations:
Net investment income	0.34	0.31	0.36	0.31	0.32
Net realized and unrealized gain (loss)	0.15	(0.19)	0.45	(0.46)	0.59
Total income (loss) from operations	0.49	0.12	0.81	(0.15)	0.91

Less distributions from:
Net investment income	(0.39)	(0.32)	(0.36)	(0.33)	(0.34)
Net realized gains	(0.11)	—	—	—	—
Total distributions	(0.50)	(0.32)	(0.36)	(0.33)	(0.34)

Net asset value, end of year	$11.43	$11.44	$11.64	$11.19	$11.67
Total return[2]	4.21%	0.99%	7.35%	(1.32)%	8.25%

Net assets, end of year (000s)	$405,912	$1,541,759	$1,853,440	$3,111,153	$2,934,467

Ratios to average net assets:
Gross expenses	0.83%	0.84%	0.81%	0.82%	0.75%
Net expenses[3]	0.83	0.84	0.80 [4]	0.77 [4]	0.73 [4]
Net investment income	2.88	2.64	3.12	2.74	2.79

Portfolio turnover rate[5]	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.78%. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.74%. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 0.70%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 244%, 229%, 306%, and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

66	Western Asset Core Plus Bond Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted::
Class R Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.41	$11.62	$11.18	$11.66	$11.34

Income (loss) from operations:
Net investment income	0.29	0.28	0.31	0.28	0.19
Net realized and unrealized gain (loss)	0.18	(0.21)	0.45	(0.48)	0.33
Total income (loss) from operations	0.47	0.07	0.76	(0.20)	0.52

Less distributions from:
Net investment income	(0.36)	(0.28)	(0.32)	(0.28)	(0.20)
Net realized gains	(0.11)	—	—	—	—
Total distributions	(0.47)	(0.28)	(0.32)	(0.28)	(0.20)

Net asset value, end of year	$11.41	$11.41	$11.62	$11.18	$11.66
Total return[3]	4.11%	0.62%	6.89%	(1.70)%	4.57%

Net assets, end of year (000s)	$130,139	$52,969	$10,615	$1,292	$451

Ratios to average net assets:
Gross expenses	1.12%	1.14%[4]	1.27%[4]	1.33%[4]	1.24%[5]
Net expenses[6]	1.12	1.14 [4]	1.15 [4,7]	1.15 [4,7]	1.02 [5,7]
Net investment income	2.53	2.42	2.71	2.51	2.45 [5]

Portfolio turnover rate[8]	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 244%, 229%, 306%, and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	67

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.43	$11.64	$11.19	$11.67	$11.11

Income (loss) from operations:
Net investment income	0.38	0.35	0.39	0.34	0.35
Net realized and unrealized gain (loss)	0.17	(0.20)	0.46	(0.46)	0.58
Total income (loss) from operations	0.55	0.15	0.85	(0.12)	0.93

Less distributions from:
Net investment income	(0.44)	(0.36)	(0.40)	(0.36)	(0.37)
Net realized gains	(0.11)	—	—	—	—
Total distributions	(0.55)	(0.36)	(0.40)	(0.36)	(0.37)

Net asset value, end of year	$11.43	$11.43	$11.64	$11.19	$11.67
Total return[2]	4.79%	1.29%	7.68%	(1.07)%	8.44%

Net assets, end of year (000s)	$12,190,850	$9,648,911	$7,498,783	$4,032,933	$4,787,737

Ratios to average net assets:
Gross expenses	0.52%	0.52%	0.49%	0.51%	0.46%
Net expenses	0.45 [3,4]	0.45 [3,4]	0.49 [3,4]	0.51	0.46 [3]
Net investment income	3.21	3.05	3.39	2.98	3.06

Portfolio turnover rate[5]	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 244%, 229%, 306%, and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

68	Western Asset Core Plus Bond Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.43	$11.64	$11.19	$11.67	$11.10

Income (loss) from operations:
Net investment income	0.38	0.36	0.40	0.35	0.35
Net realized and unrealized gain (loss)	0.16	(0.21)	0.46	(0.46)	0.59
Total income (loss) from operations	0.54	0.15	0.86	(0.11)	0.94

Less distributions from:
Net investment income	(0.44)	(0.36)	(0.41)	(0.37)	(0.37)
Net realized gains	(0.11)	—	—	—	—
Total distributions	(0.55)	(0.36)	(0.41)	(0.37)	(0.37)

Net asset value, end of year	$11.42	$11.43	$11.64	$11.19	$11.67
Total return[2]	4.73%	1.32%	7.75%	(0.98)%	8.57%

Net assets, end of year (000s)	$3,955,087	$3,330,335	$3,169,603	$2,407,529	$2,445,582

Ratios to average net assets:
Gross expenses	0.42%	0.42%[3]	0.43%	0.43%[3]	0.43%
Net expenses[4]	0.42	0.42 [3]	0.43 [5]	0.43 [3]	0.43 [5]
Net investment income	3.24	3.07	3.45	3.08	3.09

Portfolio turnover rate[6]	97%	93%	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 201%, 244%, 229%, 306%, and 385% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2016 Annual Report	69

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

70	Western Asset Core Plus Bond Fund 2016 Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Core Plus Bond Fund 2016 Annual Report	71

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Consumer staples	—	$581,653,879	$369,952	$582,023,831
Financials	—	1,606,224,998	72,013,353	1,678,238,351
Industrials	—	218,419,204	4,200,230	222,619,434
Other corporate bonds & notes	—	2,458,462,488	—	2,458,462,488
Asset-backed securities	—	526,777,610	130,523,557	657,301,167
Collateralized mortgage obligations	—	2,177,766,076	—	2,177,766,076
Mortgage-backed securities	—	3,295,640,616	—	3,295,640,616
Non-U.S. Treasury inflation protected securities	—	84,585,209	—	84,585,209
Senior loans:
Health care	—	78,648,032	3,224,255	81,872,287
Utilities	—	41,945,643	2,529,762	44,475,405
Other senior loans	—	546,753,627	—	546,753,627
Sovereign bonds	—	1,009,060,030	—	1,009,060,030
U.S. government & agency obligations	—	4,059,784,593	—	4,059,784,593
U.S. Treasury inflation protected securities	—	645,722,656	—	645,722,656
Common stocks	$74,602	—	—	74,602
Preferred stocks	13,092,677	—	—	13,092,677
Purchased options	3,987,244	5,591,802	—	9,579,046
Total long-term investments	17,154,523	17,337,036,463	212,861,109	17,567,052,095
Short-term investments†:
U.S. government agencies	—	39,992,711	—	39,992,711
Repurchase agreements	—	30,000,000	—	30,000,000
Money market funds	1,807,512,307	—	—	1,807,512,307
Total short-term investments	1,807,512,307	69,992,711	—	1,877,505,018
Total investments	$1,824,666,830	$17,407,029,174	$212,861,109	$19,444,557,113
Other financial instruments:
Futures contracts	20,641,764	—	—	20,641,764
Forward foreign currency contracts	—	64,256,172	—	64,256,172
OTC credit default swaps on corporate issues — sell protection‡	—	73,480	—	73,480
Centrally cleared interest rate swaps	—	72,248,471	—	72,248,471
Centrally cleared credit default swaps on credit indices — sell protection	—	3,406,867	—	3,406,867
Total other financial instruments	20,641,764	139,984,990	—	160,626,754
Total	$1,845,308,594	$17,547,014,164	$212,861,109	$19,605,183,867

72	Western Asset Core Plus Bond Fund 2016 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$23,943,372	$7,519,368	—	$31,462,740
Futures contracts	31,222,475	3,030,661	—	34,253,136
Forward foreign currency contracts	—	66,218,841	—	66,218,841
OTC credit default swaps on corporate issues — sell protection	—	291,547	—	291,547
OTC total return swaps‡	—	53,118	—	53,118
Centrally cleared credit default swaps on credit indices — buy protection‡	—	631,689	—	631,689
Centrally cleared interest rate swaps	—	30,721,243	—	30,721,243
Total	$55,165,847	$108,466,467	—	$163,632,314

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Staples	Financials	Industrials	Asset Backed Securities	Collateralized Mortgage Obligations	Mortgage- Backed Securities
Balance as of December 31, 2015	—	$87,788,611	—	$335,625,547	$33,929,651	$28,822,501
Accrued premiums/discounts	—	179,194	—	311,511	547,023	—
Realized gain (loss)[1]	—	(156,750)	—	471,844	—	—
Change in unrealized appreciation (depreciation)[2]	—	(14,687,513)	—	(5,405,423)	(1,435,750)	—
Purchases	—	—	—	—	6,840,225	—
Sales	—	(1,110,189)	—	(187,569,106)	—	(28,822,501)
Transfers into Level 3[3]	$369,952	—	$4,200,230	—	—	—
Transfers out of Level 3[4]	—	—	—	(12,910,816)	(39,881,149)	—
Balance as of December 31, 2016	$369,952	$72,013,353	$4,200,230	$130,523,557	—	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016[2]	—	$(14,687,513)	—	$(5,187,550)	—	—

	Senior Loans
Investments in Securities (cont’d)	Healthcare	Industrials	Utilities	Common Stocks		Total
Balance as of December 31, 2015	—	$6,918,573	$2,648,578	$0	*	$495,733,461
Accrued premiums/discounts	—	(2,471)	(16,938)	—		1,018,319
Realized gain (loss)[1]	—	(695,598)	(1,202)	(9,587,225)		(9,968,931)

Western Asset Core Plus Bond Fund 2016 Annual Report	73

Notes to financial statements (cont’d)

	Senior Loans
Investments in Securities (cont’d)	Healthcare	Industrials	Utilities	Common Stocks	Total
Change in unrealized appreciation (depreciation)[2]	—	$970,479	$25,777	$9,649,957	$(10,882,473)
Purchases	—	—	—	—	6,840,225
Sales	—	(7,190,983)	(126,453)	(62,732)	(224,881,964)
Transfers into Level 3[3]	$3,224,255	—	—	—	7,794,437
Transfers out of Level 3[4]	—	—	—	—	(52,791,965)
Balance as of December 31, 2016	$3,224,255	—	$2,529,762	—	$212,861,109
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016[2]	—	—	$25,777	—	$(19,849,286)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific

74	Western Asset Core Plus Bond Fund 2016 Annual Report

information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

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Notes to financial statements (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(j) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis

76	Western Asset Core Plus Bond Fund 2016 Annual Report

in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(l) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

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Notes to financial statements (cont’d)

(m) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2016, the total notional value of all OTC credit default swaps to sell protection was $31,110,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2016, see Note 4.

78	Western Asset Core Plus Bond Fund 2016 Annual Report

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset Core Plus Bond Fund 2016 Annual Report	79

Notes to financial statements (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

80	Western Asset Core Plus Bond Fund 2016 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(p) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is

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Notes to financial statements (cont’d)

marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

82	Western Asset Core Plus Bond Fund 2016 Annual Report

such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2016, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC total return swaps with credit related contingent features which had a liability position of $98,026,246. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $16,078,275, which could be used to reduce the required payment.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly.

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Notes to financial statements (cont’d)

Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(4,346,255)	$4,346,255

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts, book/tax differences in the treatment of partnerships investments and book/tax differences in the treatment of inflation-indexed bonds.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western

84	Western Asset Core Plus Bond Fund 2016 Annual Report

Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For their services, LMPFA pays Western Asset, Western Asset Limited, Western Singapore and Western Japan all of the management fee that it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, effective May 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent. Prior to May 1, 2016, the expense limitation was 0.90%.

LMPFA has also agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, so that the ratio of total annual fund operating expenses did not exceed 1.65%, 1.51%, 0.85%, 1.15%, 0.45% and 0.45% for Class C, Class C1, Class FI, Class R, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

During the year ended December 31, 2016, fees waived and/or expenses reimbursed amounted to $7,527,339.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I
Expires December 31, 2017	—	$5,842,508
Expires December 31, 2018	$69,626	7,457,713
Total fee waivers/expense reimbursements subject to recapture	$69,626	$13,300,221

Western Asset Core Plus Bond Fund 2016 Annual Report	85

Notes to financial statements (cont’d)

For the year ended December 31, 2016, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares (formerly Class C shares), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2016, LMIS and its affiliates retained sales charges of $158,948 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$33,766	$41,251

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$3,765,307,967	$32,611,972,188
Sales	3,812,484,849	30,192,882,319

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$314,221,343
Gross unrealized depreciation	(577,653,795)
Net unrealized depreciation	$(263,432,452)

At December 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,425	6/17	$351,691,681	$351,957,188	$265,507
90-Day Eurodollar	5,473	3/18	1,350,531,662	1,345,810,700	(4,720,962)
90-Day Eurodollar	1,082	12/18	267,162,842	265,090,000	(2,072,842)

86	Western Asset Core Plus Bond Fund 2016 Annual Report

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy: continued
British Pound	27	3/17	$2,143,544	$2,085,413	$(58,131)
Canadian Dollar	1,158	3/17	88,231,784	86,172,570	(2,059,214)
Euro	256	3/17	34,084,032	33,836,800	(247,232)
Euro BTP	2,827	3/17	396,833,106	402,661,279	5,828,173
Euro-Bobl	1,316	3/17	183,705,320	185,116,028	1,410,708
Mexican Peso	7,995	3/17	194,790,736	191,760,075	(3,030,661)
U.S. Treasury 2-Year Notes	6,417	3/17	1,391,804,377	1,390,483,688	(1,320,689)
U.S. Treasury 5-Year Notes	56,854	3/17	6,697,551,335	6,689,672,638	(7,878,697)
U.S. Treasury 10-Year Notes	5,688	3/17	706,892,095	706,911,750	19,655
					(13,864,385)
Contracts to Sell:
90-Day Eurodollar	19,338	3/17	4,784,471,114	4,784,221,200	249,914
Australian Dollar	1,465	3/17	107,649,985	105,509,300	2,140,685
Euro-Bund	4,093	3/17	697,360,012	707,239,972	(9,879,960)
Euro-Buxl	137	3/17	24,624,392	25,023,858	(399,466)
Japanese 10-Year Bonds	369	3/17	474,401,239	474,340,620	60,619
Japanese Yen	4,253	3/17	463,391,078	457,038,013	6,353,065
U.S. Treasury Long-Term Bonds	1,837	3/17	274,170,249	276,755,531	(2,585,282)
U.S. Treasury Ultra 10-Year Notes	5,672	3/17	764,117,669	760,402,500	3,715,169
U.S. Treasury Ultra Long-Term Bonds	1,052	3/17	169,181,269	168,583,000	598,269
					253,013
Net unrealized depreciation on open futures contracts					$(13,611,372)

During the year ended December 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2015	78,030,644	$17,687,251
Options written	780,173,469	219,002,971
Options closed	(22,324,874)	(76,644,617)
Options exercised	(412)	(56,630)
Options expired	(454,435,522)	(130,797,853)
Written options, outstanding as of December 31, 2016	381,443,305	$29,191,122

At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	602,688,450,000	USD	45,821,368	Bank of America N.A.	1/20/17	$(1,184,328)
GBP	50,580,000	USD	62,847,673	Barclays Bank PLC	1/20/17	(483,074)
USD	233,681,742	CNY	1,574,197,056	Barclays Bank PLC	1/20/17	7,310,871
EUR	171,188,883	USD	192,145,826	Citibank N.A.	1/20/17	(11,779,159)

Western Asset Core Plus Bond Fund 2016 Annual Report	87

Notes to financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	50,668,000	USD	63,142,107	Citibank N.A.	1/20/17	$(669,005)
IDR	1,228,903,660,000	USD	93,169,345	Citibank N.A.	1/20/17	(2,152,798)
INR	4,055,560,000	USD	60,002,367	Citibank N.A.	1/20/17	(337,481)
INR	4,994,120,000	USD	73,976,004	Citibank N.A.	1/20/17	(503,141)
JPY	36,335,059,000	USD	352,582,714	Citibank N.A.	1/20/17	(41,387,315)
JPY	250,000,000	USD	2,422,546	Citibank N.A.	1/20/17	(281,395)
JPY	60,000,000	USD	579,219	Citibank N.A.	1/20/17	(65,343)
JPY	30,000,000	USD	290,043	Citibank N.A.	1/20/17	(33,105)
JPY	70,000,000	USD	669,079	Citibank N.A.	1/20/17	(69,556)
JPY	450,000,000	USD	4,117,678	Citibank N.A.	1/20/17	(263,606)
JPY	300,000,000	USD	2,758,572	Citibank N.A.	1/20/17	(189,191)
JPY	250,000,000	USD	2,264,897	Citibank N.A.	1/20/17	(123,746)
JPY	250,000,000	USD	2,259,730	Citibank N.A.	1/20/17	(118,579)
JPY	120,000,000	USD	1,061,137	Citibank N.A.	1/20/17	(33,385)
JPY	250,000,000	USD	2,173,382	Citibank N.A.	1/20/17	(32,231)
JPY	200,000,000	USD	1,740,885	Citibank N.A.	1/20/17	(27,964)
JPY	200,000,000	USD	1,714,058	Citibank N.A.	1/20/17	(1,137)
MXN	100,000,000	USD	4,840,880	Citibank N.A.	1/20/17	(27,924)
MXN	100,000,000	USD	4,870,161	Citibank N.A.	1/20/17	(57,205)
PLN	305,960,000	USD	78,348,886	Citibank N.A.	1/20/17	(5,256,481)
USD	59,444,106	CAD	78,205,855	Citibank N.A.	1/20/17	1,184,026
USD	140,168,557	CNY	945,507,000	Citibank N.A.	1/20/17	4,203,849
USD	44,007,863	CNY	302,470,000	Citibank N.A.	1/20/17	512,420
USD	32,641,601	EUR	29,510,000	Citibank N.A.	1/20/17	1,549,510
USD	89,431,056	EUR	80,800,000	Citibank N.A.	1/20/17	4,299,203
USD	2,619,805	EUR	2,365,000	Citibank N.A.	1/20/17	128,013
USD	6,291,766	EUR	5,900,000	Citibank N.A.	1/20/17	75,455
USD	45,590,192	JPY	4,841,409,441	Citibank N.A.	1/20/17	4,125,437
USD	887,370	JPY	100,000,000	Citibank N.A.	1/20/17	30,909
USD	1,139,302	JPY	130,000,000	Citibank N.A.	1/20/17	25,903
USD	1,279,100	JPY	150,000,000	Citibank N.A.	1/20/17	(5,591)
USD	17,974,250	MXN	351,186,293	Citibank N.A.	1/20/17	1,071,807
USD	79,592,620	PLN	305,960,000	Citibank N.A.	1/20/17	6,500,215
CAD	400,000,000	USD	298,450,668	Goldman Sachs Group Inc.	1/20/17	(467,456)
USD	94,214,680	JPY	9,749,806,194	Goldman Sachs Group Inc.	1/20/17	10,711,449
MXN	216,760,000	USD	11,101,210	JPMorgan Chase & Co.	1/20/17	(668,645)
USD	97,140,925	MXN	1,840,820,533	JPMorgan Chase & Co.	1/20/17	8,543,034
USD	21,526,900	CNY	146,659,113	Bank of America N.A.	2/13/17	457,270
USD	74,098,800	GBP	60,000,000	Bank of America N.A.	2/13/17	79,067
USD	158,770,469	EUR	142,828,007	Citibank N.A.	2/13/17	8,125,829
USD	5,517,971	EUR	5,100,000	Citibank N.A.	2/13/17	138,860
USD	37,573,571	EUR	33,750,000	Goldman Sachs Group Inc.	2/13/17	1,976,515

88	Western Asset Core Plus Bond Fund 2016 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	53,156,744	EUR	47,642,164	UBS AG	2/13/17	$2,907,240
MXN	541,199,954	USD	25,655,488	Citibank N.A.	2/16/17	299,290
Total						$(1,962,669)

Abbreviations used in this table:
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
PLN	— Polish Zloty
USD	— United States Dollar

At December 31, 2016, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2016[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$9,680,000	6/20/21	0.82%	1.000% quarterly	$73,480	$74,925	$(1,445)
JPMorgan Chase & Co. (Berkshire Hathaway Inc., 1.550%, due 2/9/18)	21,430,000	3/20/24	1.21%	1.000% quarterly	(291,547)	(330,748)	39,201
Total	$31,110,000				$(218,067)	$(255,823)	$37,756

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.27 Index)	$30,460,000	12/20/21	5.000% quarterly	$(1,886,006)	$(1,254,317)	$(631,689)

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	404,740,000	10/17/19	3-Month LIBOR-BBA quarterly	1.138% semi-annually	—	$(5,567,741)
Chicago Mercantile Exchange	275,310,000	6/13/21	3-Month LIBOR-BBA quarterly	1.185% semi-annually	—	(8,582,156)
Chicago Mercantile Exchange	565,600,000	8/31/22	1.897% semi-annually	3-Month LIBOR quarterly	—	4,494,450

Western Asset Core Plus Bond Fund 2016 Annual Report	89

Notes to financial statements (cont’d)

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	882,632,000		11/30/22	1.900% semi-annually	3-Month LIBOR quarterly	—	$8,548,670
Chicago Mercantile Exchange	696,064,000		5/15/23	1.267% semi-annually	3-Month LIBOR quarterly	$256,818	35,418,376
Chicago Mercantile Exchange	124,700,000		10/7/23	4.860% semi-annually	3-Month LIBOR quarterly	(5,077,257)	(16,571,346)
Chicago Mercantile Exchange	274,580,000		6/13/26	1.573% semi-annually	3-Month LIBOR quarterly	36,756	17,734,432
Chicago Mercantile Exchange	12,221,800,000	JPY	5/9/46	0.641% semi-annually	6-Month JPY LIBOR semi-annually	—	6,052,543
Total						$(4,783,683)	$41,527,228

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange (Markit CDX.NA.IG.23 Index)	$193,240,000	12/20/19	1.000% quarterly	$2,993,436	$1,709,571	$1,283,865
Chicago Mercantile Exchange (Markit CDX.NA.IG.25 Index)	138,520,000	12/20/20	1.000% quarterly	2,268,168	145,166	2,123,002
Total	$331,760,000			$5,261,604	$1,854,737	$3,406,867

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse	20,750,896	EUR	5/29/20	3-month EURIBOR- Reuters-quarterly	Magnolia Finance X Ltd., 16-1HAA A due 05/29/20 quarterly	—	$(53,118)	**

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

90	Western Asset Core Plus Bond Fund 2016 Annual Report

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed /sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

Abbreviation used in this table :
EUR	— Euro
JPY	— Japanese Yen

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$2,144,394	$7,434,652	—	$9,579,046
Futures contracts[3]	12,148,014	8,493,750	—	20,641,764
OTC swap contracts[4]	—	—	$73,480	73,480
Centrally cleared swap contracts[5]	72,248,471	—	3,406,867	75,655,338
Forward foreign currency contracts	—	64,256,172	—	64,256,172
Total	$86,540,879	$80,184,574	$3,480,347	$170,205,800

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$18,118,032	$13,344,708	—	$31,462,740
Futures contracts[3]	28,857,898	5,395,238	—	34,253,136
OTC swap contracts[4]	53,118	—	$291,547	344,665
Centrally cleared swap contracts[5]	30,721,243	—	631,689	31,352,932
Forward foreign currency contracts	—	66,218,841	—	66,218,841
Total	$77,750,291	$84,958,787	$923,236	$163,632,314

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

Western Asset Core Plus Bond Fund 2016 Annual Report	91

Notes to financial statements (cont’d)

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(56,664,918)	$(38,635,882)	$(1,129,613)	$(96,430,413)
Written options	151,433,462	32,930,011	—	184,363,473
Futures contracts	82,328,207	3,507,314	—	85,835,521
Swap contracts	(71,660,005)	—	(5,209,559)	(76,869,564)
Forward foreign currency contracts[2]	—	64,411,506	—	64,411,506
Total	$105,436,746	$62,212,949	$(6,339,172)	$161,310,523

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(4,187,567)	$5,732,293	$689,005	$2,233,731
Written options	(5,410,325)	(1,706,312)	—	(7,116,637)
Futures contracts	(26,122,994)	11,923,979	—	(14,199,015)
Swap contracts	57,354,850	—	4,824,395	62,179,245
Forward foreign currency contracts[2]	—	(30,496,810)	—	(30,496,810)
Total	$21,633,964	$(14,546,850)	$5,513,400	$12,600,514

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

92	Western Asset Core Plus Bond Fund 2016 Annual Report

During the year ended December 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$10,805,696
Written options	18,171,301
Futures contracts (to buy)	10,478,677,641
Futures contracts (to sell)	9,959,762,130
Forward foreign currency contracts (to buy)	1,206,641,245
Forward foreign currency contracts (to sell)	1,391,930,886

Average Notional Balance
Interest rate swap contracts	$10,066,911,026
Credit default swap contracts (to buy protection)	111,221,231
Credit default swap contracts (to sell protection)	754,922,033
Total return swap contracts	18,832,879

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$9,579,046	—	$9,579,046
Futures contracts[3]	4,265,567	—	4,265,567
OTC swap contracts	73,480	—	73,480
Forward foreign currency contracts	64,256,172	—	64,256,172
Total	$78,174,265	—	$78,174,265

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$31,462,740	$(13,601,275)	$17,861,465
Centrally cleared swap contracts[3]	6,238,499	(6,238,499)	—
Forward foreign currency contracts	66,218,841	—	66,218,841
OTC swap contracts	344,665	(344,665)	—
Total	$104,264,745	$(20,184,439)	$84,080,306

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Western Asset Core Plus Bond Fund 2016 Annual Report	93

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,734,546	$1,017,608
Class C	1,627,493	160,771
Class C1	190,433	23,466
Class FI	3,135,463	1,986,181
Class R	450,572	177,975
Class I	—	10,593,564
Class IS	—	27,144
Total	$7,138,507	$13,986,709

For the year ended December 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$69,626
Class C	—
Class C1	—
Class FI	—
Class R	—
Class I	7,457,713
Class IS	—
Total	$7,527,339

6. Distributions to shareholders by class

	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Investment Income:
Class A	$24,221,043	$10,855,042
Class C	4,479,589	1,857,346
Class C1	813,173	714,539
Class FI	38,684,006	46,721,864
Class R	2,938,476	784,414
Class I	423,880,946	279,855,789
Class IS	140,271,264	110,050,490
Total	$635,288,497	$450,839,484

94	Western Asset Core Plus Bond Fund 2016 Annual Report

	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Realized Gains:
Class A	$7,498,215	—
Class C	1,712,599	—
Class C1	234,819	—
Class FI	3,856,388	—
Class R	1,145,929	—
Class I	111,242,403	—
Class IS	35,989,943	—
Total	$161,680,296	—

7. Capital shares

At December 31, 2016, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	50,692,564	$591,902,149	26,921,404	$313,026,206
Shares issued on reinvestment	1,999,403	23,197,219	768,269	8,910,806
Shares repurchased	(23,500,702)	(274,707,339)	(8,442,667)	(97,836,591)
Net increase	29,191,265	$340,392,029	19,247,006	$224,100,421

Class C
Shares sold	8,373,825	$97,990,597	6,875,168	$80,080,006
Shares issued on reinvestment	342,295	3,969,846	109,074	1,266,219
Shares repurchased	(2,961,861)	(34,532,428)	(1,020,591)	(11,835,345)
Net increase	5,754,259	$67,428,015	5,963,651	$69,510,880

Class C1
Shares sold	58,114	$675,945	134,888	$1,588,071
Shares issued on reinvestment	85,244	989,142	58,113	675,212
Shares repurchased	(369,412)	(4,313,122)	(417,897)	(4,850,270)
Net decrease	(226,054)	$(2,648,035)	(224,896)	$(2,586,987)

Class FI
Shares sold	22,009,008	$257,706,257	31,738,793	$370,528,077
Shares issued on reinvestment	3,625,181	42,367,905	4,003,306	46,587,666
Shares repurchased	(124,934,752)	(1,488,042,706)	(60,079,401)	(697,501,030)
Net decrease	(99,300,563)	$(1,187,968,544)	(24,337,302)	$(280,385,287)

Class R
Shares sold	8,201,184	$95,781,619	4,352,141	$50,462,558
Shares issued on reinvestment	301,534	3,491,581	61,033	706,051
Shares repurchased	(1,736,469)	(20,261,659)	(685,569)	(7,921,686)
Net increase	6,766,249	$79,011,541	3,727,605	$43,246,923

Western Asset Core Plus Bond Fund 2016 Annual Report	95

Notes to financial statements (cont’d)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	408,118,832	$4,770,832,145	339,913,333	$3,963,900,453
Shares issued on reinvestment	37,255,677	433,030,827	20,280,011	235,608,331
Shares repurchased	(222,594,994)	(2,592,633,156)	(160,308,803)	(1,861,795,618)
Net increase	222,779,515	$2,611,229,816	199,884,541	$2,337,713,166

Class IS
Shares sold	100,298,924	$1,176,434,976	79,741,745	$929,602,409
Shares issued on reinvestment	13,307,342	154,627,735	7,894,041	91,704,314
Shares repurchased	(58,808,170)	(686,553,997)	(68,570,740)	(793,990,204)
Net increase	54,798,096	$644,508,714	19,065,046	$227,316,519

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2016, the Fund incurred a commitment fee in the amount of $176,417. The Fund did not utilize the Redemption Facility during the year ended December 31, 2016.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$689,785,186	$450,839,484
Net long-term capital gains	107,183,607	—
Total distributions paid	$796,968,793	$450,839,484

96	Western Asset Core Plus Bond Fund 2016 Annual Report

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$4,592,330
Deferred capital losses*	(143,541,590)
Other book/tax temporary differences(a)	(25,819,376)
Unrealized appreciation (depreciation)(b)	(239,189,632)
Total accumulated earnings (losses) — net	$(403,958,268)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

During the taxable year ended December 31, 2016, the Fund utilized $70,427,717 of its capital loss carryforward available from prior years.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures options and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Core Plus Bond Fund 2016 Annual Report	97

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Core Plus Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2017

98	Western Asset Core Plus Bond Fund 2016 Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Subadvisers”, and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 13, 2016 and October 18 and 25, 2016. At a meeting held on November 15, 2016, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Subadvisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

Western Asset Core Plus Bond Fund	99

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2016. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by the Subadvisers. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the

100	Western Asset Core Plus Bond Fund

affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which the Subadvisers potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Plus Bond Fund	101

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

102	Western Asset Core Plus Bond Fund

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of LifeLock, Inc. (identity theft protection company) (since 2015); Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.

Western Asset Core Plus Bond Fund	103

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]
Jane Trust, CFA‡
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

104	Western Asset Core Plus Bond Fund

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Western Asset Core Plus Bond Fund	105

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

‡	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

106	Western Asset Core Plus Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

Record date:	Daily	Daily	12/7/2016	Daily
Payable date:	January 2016 - February 2016	3/31/2016	12/8/2016	April 2016 to December 2016
Ordinary income:
Qualified dividend income for individuals	1.55%	1.54%	—	1.54%
Dividends qualifying for the dividends
received deduction for corporations	1.25%	1.28%	—	1.32%
Interest from Federal Obligations	12.16%	12.16%	—	12.16%
Long-term capital gain dividend	—	—	$0.070098	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following distributions represent Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record Date	Payable Date	Short-term Capital Gains Per Share
12/07/2016	12/08/2016	$0.035641

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Daily	Daily	Daily
Payable date:	January 2016 - February 2016	3/31/2016	April 2016 - December 2016
Qualified net investment income	75.00%	75.00%	80.00%

Please retain this information for your records.

Western Asset Core Plus Bond Fund	107

Western Asset

Core Plus Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart, Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Transfer agent

BNYMellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013139 2/17 SR17-3006

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $199,044 in December 31, 2015 and in $178,441 December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in December 31, 2015 and $20,200 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,674 in December 31, 2015 and $3,975 in December 31, 2016, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $337,766 in December 31, 2015 and $200,054 in December 31, 2016.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 27, 2017